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                                                                    EXHIBIT 10.6

                            CONFIDENTIAL TREATMENT
                            ----------------------

ORCHID BIOSCIENCES, INC. HAS REQUESTED THAT THE MARKED PORTIONS OF THIS DOCUMENT BE ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT
                             OF 1933, AS AMENDED.

[*]  CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
             EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                         LICENSE AND OPTION AGREEMENT


     LICENSE AND OPTION AGREEMENT (the "Agreement"), dated as of December 10, 1997 (the "Effective Date"), between SARNOFF CORPORATION, a New Jersey corporation having its offices at 201 Washington Road, Princeton, New Jersey 08543 ("Sarnoff"), and ORCHID BIOCOMPUTER, INC., a Delaware corporation having its offices at 201 Washington Road, Princeton, New Jersey 08543 ("Orchid").

     WHEREAS, Sarnoff is (and will be) the owner or licensee of rights in certain existing and future Intellectual Property and certain Patent Rights relating thereto.

     WHEREAS, Sarnoff is willing to grant to Orchid and Orchid desires to acquire from Sarnoff, certain rights under such Intellectual Property and Patent Rights for the purpose of allowing Orchid to research, develop, manufacture, market, sell, import, lease and/or deliver, within the Orchid Field, Products and Services.

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sarnoff and Orchid, intending to be legally bound, hereby agree as follows:

1.   Definitions.

     As used herein, capitalized terms shall have the respective meanings set forth below:

     1.1. "Affiliate" means any corporation, firm, limited liability company, partnership or other entity which directly or indirectly controls or is controlled by or is under common control with a party to this Agreement. "Control" means ownership of, or the ability to vote, directly or through one or more Affiliates, fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interests in the case of any limited liability company or other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby a party controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity. Notwithstanding the foregoing, Sarnoff and SRI and companies controlled by Sarnoff and SRI shall not be deemed to be Affiliates of Orchid, and Orchid shall not be deemed to be an Affiliate of such entities for purposes of this Agreement.

     1.2 "Ancillary Device" shall mean a detector or other device (but not a Storage Device or Input/Output Device) that is specifically designed by Sarnoff to interface with a Chip,
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Storage Device or Input/Output Device to the extent such detector or other devices are incorporated in Delivered Chips and Instruments. Ancillary Devices shall not include (without upper or lower limitations as to size or volume), (i) generic robotic fluid delivery systems, (ii) transport through synthetic or natural membranes, tubes or capillaries except when part of a Chip or Input/Output Device, (iii) conventional, non-electrokinetic fluid pumping or valving technology except when part of a Chip or Input/Output Device and (iv) 3D microimaging and modeling.

     1.3. "Chip" shall mean a microfabricated flat structure device in one or more layers having a plurality of Microchannels or Microchannels and Microchambers in the form of (A) arrays (containing at least (i) six (6) Microchambers or (ii) two Circuits, each of which contains at least one Active Element), or (B) at least one Circuit containing at least three (3) serially connected Elements, at least one of which is an Active Element, to carry out or enable synthesis, reactions, assays, analyses or sample preparation by transporting or retaining aqueous or organic fluids that are solvents, solutions, mixtures or suspensions, including those containing chemicals, particles, membranes, membrane fragments, cells, cell components or other biologically derived substances. "Microchannels" shall mean enclosed channels having a cross section at least 10 microns by 10 microns and no more than 2 millimeters by 2 millimeters. "Microchambers" shall mean chambers having a volume of at least 10 picoliters and no more than 10 microliters.

     1.4.  "Circuit" shall mean a combination of at least two (2) Elements.

     1.5. "Combinatorial Chemistry" shall mean the synthesis of one or more compounds as part of a process to create compounds or resynthesize known compounds, where such compounds are to be used in clinical applications or in the discovery, development, testing or optimization of molecules, materials, or compounds, or mixtures thereof.

     1.6. "Confidential Information" shall mean all proprietary confidential technology disclosed by Sarnoff to Orchid or by Orchid to Sarnoff during the term of this Agreement. For the purposes of this Agreement, Research Technology shall be deemed Confidential Information of both Orchid and Sarnoff.

     1.7. "Covered By" shall mean, with respect to any act, an act that would, in the absence of a license provided hereunder, constitute an infringement of a claim of a pending patent application, or a claim of an issued patent which has not been held invalid or unenforceable by a court of competent jurisdiction in a decision which is unappealable or the appeal period for which has expired without an appeal being taken.

     1.8. "Delivered Chips and Instruments" shall mean Chips and/or related instruments based on the design of the Chips and related instruments that are
(i) delivered by Sarnoff under a Funded Research Program, (ii) delivered by Sarnoff to SB under the SB Agreement, or (iii) delivered by Sarnoff to the Government under NIST Control No. 7ONANB5HlO37 prior to June 30, 1997, or under DARPA Control No. N66001-96-8630 prior to June 30, 1999.

     1.9 "Dynal Agreements" shall mean the proposed Joint Venture Master Agreement between Orchid and Dynal, Inc. ("Dynal"), as executed, and the agreements between Orchid and Dynal entered into pursuant thereto, pertaining to the creation of a joint venture to combine

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Orchid's chip technology and Dynal's bead technology to create "Cassettes" for use in the h-vitro Diagnostic Field.

     1.10. "Elements" shall mean any pump, Microchannel or Microchamber. An Element is "Active" if it is a pump or a Microchannel or a Microchamber in which a chemical or binding reaction or physical separation by fractionation or differentiation of various constituents within a sample by such parameters as molecular size, binding affinity, charge or other physical properties occurs.
An Element is "Passive" if it is not Active, including without limitation, Microchambers or Microchannels for storage, transport, analyses other than by chemical or binding reaction, or division of a sample into multiple samples or streams into multiple streams.

     1.11. "Environmental Testing" shall mean the determination of the presence or effect of molecular analytes, chemicals, microbes (including, without limitation, viruses and bacteria), parasites or other harmful elements in the environment utilizing nucleic acid-based analyses, immunoassays or functional assays involving cells, cellular components or extra- or intra-cellular interactions.

     1.12. "Force Majeure" shall mean any act of God, any accident, explosion, fire, storm, earthquake, flood, drought, peril of the sea, riot, embargo, war or foreign, federal, state or municipal order of general application, seizure, requisition or allocation, any failure or delay of transportation, shortage of or inability to obtain supplies, equipment, fuel or labor or any other circumstances or event beyond the reasonable control of the party relying upon such circumstance or event.

     1.13. "Funded Research Program" shall mean the research or development activities under a research agreement for an Option Field in which, considering each Option Field separately, Orchid or its designee reasonably acceptable to Sarnoff agrees to (a) fund at least $9 million to Sarnoff in research funding over a period lasting up to three (3) years and a minimum of $3 million for each year after the first three years with a minimum first year funding of $1.75 million to undertake research or development activities in such Option Field, or
(b) pay an option exercise fee determined by the formula set forth below to Sarnoff and fund at least $4.5 million to Sarnoff in research funding over a period lasting up to three years, which shall commence within one year after the exercise of the Option. The option exercise fee shall be calculated as follows:

      F = ((R - X)/M) times FF

where F = the prorated option exercise fee;

      R = $9 million;

      X = the level of research funding to be provided to Sarnoff over the first three years;

      M = $4.5 million; and

      FF= $1 million.

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     1.14.  "Input/Output Device" shall mean fluidic transport, fluid transfer or fluid connection means which is specifically designed to bring a fluid to a Chip or Storage Device or remove a fluid from a Chip or a Storage Device.

     1.15. "Intellectual Property" shall mean proprietary technical or other information, know-how, data, materials, devices, systems, software, trade secrets, processes or formulations, and any and all Patent Rights thereon.

     1.16. "In-vitro Diagnostic Field" shall mean the use of a Chip to undertake any medical or clinical assessment of the health or physical condition of a human or animal, or the assessment of the condition of a plant, when such assessment is performed outside the body of the human, animal or plant and environmental or food testing where testing is for the presence of microbes or cellular components such as nucleic acids, proteins or toxins. Such assessment includes, but is not limited to, the testing of body tissue, fluids, or cells; nucleic acid analysis; immunological analysis; therapy monitoring; predisposition analysis; viral analysis; microbiological analysis; therapeutic or abused drug analysis; and chemical analysis of tissue, fluids or cells. Without limiting the generality of the foregoing, the In-vitro Diagnostic Field does not include the use of a Chip for the purpose of discovering, developing, manufacturing, using and selling pharmaceutical products, but does include the use of Chips for Environmental Testing.

     1.17. "Licensed Technology" shall mean: (a) Intellectual Property licensed or developed under the SB Agreement including Intellectual Property funded by such agreements, but developed prior to August 30, 1995 and listed on Schedule A; (b) Intellectual Property embodied in the deliverable "Chips" and "Instruments" as defined in and developed under the SB Agreement; (c) Intellectual Property (i) developed under NIST Contract No. 7ONANB5H 1037 through June 30, 1997, (ii) developed under DARPA Contract No. N66001-96-8630 through June 30, 1999, and listed on Schedule A and (iii) certain Intellectual Property claiming technology relating to Chips developed by Sarnoff on or before August 30, 1995 and listed on Schedule A, (d) Research Technology, (e) Intellectual Property incorporated in devices or systems as part of a Funded Research Program and (f) subject to any of Sarnoff's present or future third party arrangements, Intellectual Property directed to Chips, Storage Devices and Input/ Output Devices developed by Sarnoff and its wholly-owned subsidiaries during the Option Period or during the term of any and all Funded Research Programs at Sarnoff, and/or the research program under the SB Agreement, but outside such programs and incorporated by Orchid into a Chip or a system incorporating a Chip during the Option Period, or during the term of any and all Funded Research Programs at Sarnoff, or the research program under the SB Agreement and (g) Joint Inventions and Joint Patent Rights as defined in Section
2.6. Specifically excluded from Licensed Technology is the Intellectual Property developed under DARPA Contract DABT63-95-C-0057 3D entitled "3D Microimaging". Licensed Technology shall not include rights to general purpose electrical, electronic, optical, electro-optical, mechanical or electro-mechanical inventions.

     1.18. "Life Science Field" means the Orchid Field, the Option Fields and the use of Chips in the fields of the biological sciences, human healthcare, animal healthcare or agriculture.

     1.19. "Net Sales" shall mean the amount billed or invoiced on sales of all Products or Services by Orchid, its Affiliates or sublicensees less: (a) trade, quantity or cash discounts and non-affiliated brokers' or agents' commissions actually allowed and taken; (b) amounts repaid or credited by reason of rejection or return; (c) taxes and duties levied on and/or other governmental charges made as to production, sale, transportation, importation, delivery or use and paid by or on behalf of Orchid; and/or (d) shipping and insurance charges. In the event a Product consists of a system which incorporates substantial elements which are not Chips, Input/Output Devices, Storage Devices, Ancillary Devices or other components or software which employ Licensed Technology licensed to Orchid under Section 2.1 (for example computers or separate sample preparation devices), Net Sales for such product shall be determined by multiplying Net Sales for the entire system by a fraction, the numerator of which is the fair market value of the Chips, Input/Output Devices or Storage Devices, Ancillary Devices or other components or software which employ Licensed Technology licensed to Orchid under Section 2.1 in the system and the denominator of which is the Net Sales for the entire system. Any sales, leases or transfers between or among Orchid, its Affiliates or sublicensees shall not be treated as Net Sales unless there is no further sale, lease or transfer to a third party.


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     1.20.  "Non-Exclusive Licensed Technology" shall mean general purpose electrical, electronic, optical, electro-optical, mechanical or electro-mechanical inventions and devices to the extent such inventions and devices are incorporated in Delivered Chips and Instruments, but not otherwise.

     1.21.  "Option Field(s)" shall mean the use of Chips in:

     (a) Genomics, that is, nucleic acid-based analysis for discovery or development of human and animal pharmaceuticals or agricultural chemicals to treat plant diseases and pests and for the discovery of plant genes for the purpose of modifying plant traits;

     (b) Non-nucleic acid-based and non-cell based analyses for high throughout screening, that is for discovering and developing human and animal pharmaceuticals and agricultural chemicals to treat plant diseases and pests;

     (c) Analysis and synthesis Research Products for use in the Life Sciences and in chemistry and materials research; and

     (d) Cell-based assays for lead discovery, lead optimization and pharmaceutical development, including assays for drug metabolism, pharmacokinetics, toxicology and bioavailability.

     1.22. "Option Period" means that period during which any Option exists as defined in Section 2.3.

     1.23. "Orchadyne" means Orchadyne, LLC, the limited liability company created pursuant to the Dynal Agreements.

     1.24. "Orchid Field" shall mean (a) the use of Chips to carry out Combinatorial Chemistry for the purpose of discovering human, animal or plant pharmaceuticals, herbicides or pesticides, (b) the In-vitro Diagnostic Field, and (c) all Option Fields for which Orchid has exercised its Option hereunder as provided in Section 2.3 and has an exclusive license.





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     1.25.  "Owned or Controlled" shall mean Intellectual Property which Sarnoff owns, or under which Sarnoff is licensed and has the right to grant sublicenses and/or grant immunity from suit. Intellectual Property "Owned or Controlled" as of a certain date includes Intellectual Property first invented on or prior to such date, and shall include all related patent applications and patents or other intellectual property rights issuing thereon, whenever filed or obtained.

     1.26.  "Parties" means Sarnoff and Orchid.

     1.27. "Partner" shall mean SB, Dynal, Orchadyne or any other Person with whom Orchid shall have a written research and/or development agreement or other collaborative arrangement whereby Orchid receives (a) ownership rights or license rights in products or services based on or resulting from such research and/or development, (b) royalty payments based on the sales of such products or services, or (c) supply rights for such products.

     1.28.  "Party" means Sarnoff or Orchid.

     1.29. "Patent Rights" shall mean rights (including, ,without limitation, rights as licensee) Owned or Controlled, subject to Section 2.1.6 hereof, by Sarnoff under (a) issued U.S. and foreign patents, (b) U.S. or foreign patent applications, including any patent application constituting an equivalent, counterpart, reissue, extension or continuation of any of the foregoing applications (including, without limitation, a continuation in part or divisional application), or (c) any patent issued or issuing upon any of the foregoing applications. A list of Patent Rights included in Licensed Technology as of the date of this Agreement is attached hereto as Schedule A.

     1.30. "Person" shall mean any individual, partnership, limited liability company, corporation, firm, association, unincorporated organization, joint venture, trust or other entity.

     1.31. "Product" shall mean a Chip or a system incorporating a Chip with or without Storage Devices, Input/Output Devices or Ancillary Devices developed using, incorporating, utilizing, manufactured using, based upon, arising out of, or derived from the Licensed Technology.

     1.32. "Research Products" shall mean standardized instruments or devices and related consumables designed for sale in the open market in the ordinary course of business without substantial specialized modification for each customer and intended to be used in vitro in a research laboratory environment. Research Products shall not include instruments for diagnostics, clinical, investigational or therapeutic uses requiring notification to or approval from any regulatory or governmental body or general purpose devices not related specifically to the subject of the research (e.g., computers).

     1.33. "Research Technology" shall mean Intellectual Property developed by Sarnoff in Funded Research Programs.

     1.34. "SB Agreement" shall mean the Development and License Agreement executed by and among Orchid, Sarnoff and SmithKline Beecham PLC/SmithKline Beecham Corporation as of August 30, 1995, as amended.



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     1.35.  "Services" shall mean the performance of services for a fee utilizing a Product, but shall not include performance of research or development services.

     1.36. "SmithKline Beecham" or "SB" shall mean SmithKline Beecham PLC/SmithKline Beecham Corporation.

     1.37. "SRr" shall mean SRI International, a California not for profit corporation having its principal offices at 333 Ravenswood Avenue, Menlo Park, CA 94025.

     1.38. "Storage Device" shall mean a microfabricated flat structure device containing Microchambers, but not Microchannels or other Elements, that is either (i) specifically designed for interacting with or connecting to a Chip or
(ii) broadly useful with Chips and other devices or primarily designed to be interfaced with micropipetting systems. A Storage Device of the type described in clause (i) is referenced to herein as a Type 1 Storage Device. A Storage Device described in clause (ii) is referred to herein as a Type 2 Storage Device.

     1.39. "Valid Claim" shall mean an unexpired claim of (i) any issued patent which has not been finally declared invalid or unenforceable by a patent office or by a court or other body of competent jurisdiction in any unappealed or unappealable decision and which has not been lost through an interference or opposition proceeding or (ii) any pending patent application which has not been finally rejected by a patent office of competent jurisdiction in any unappealed or unappealable decision and which has not been pending for more than four (4) years.

2.   Grant of Rights.

     2.1.   Licenses to Orchid.

            2.1.1. Exclusive Rights. Subject to the terms and conditions of this Agreement, Sarnoff hereby grants to Orchid an exclusive, worldwide, right and license under the Licensed Technology, with the right to sublicense, to develop, have developed, make, have made, use, have used, import, have imported, offer for sale, sell, have sold or lease, any Products, Storage Devices and/or Input/Output Devices for Type 1 Storage Devices and Chips and/or to provide any Services in the Orchid Field, provided, however, that with respect to Type 2 Storage Devices and Input/Output Devices for Type 1 Storage Devices, such License shall only be exclusive for Licensed Technology described in clauses
(a)-(e) and (g) of Section 1.17 and further provided however with respect to the exercised Option of the Option Field of Section 1.2 1(c), the license shall be exclusive for the Life Science Field and non-exclusive for materials and chemical research. In addition, the license granted under this Section 2.1.1 with regard to Ancillary Devices shall be limited to the designs of the Ancillary Devices in the Delivered Chips and Instruments and shall include the right to modify such designs using Orchid or third party Intellectual Property.

            2.1.2.  Non-Exclusive Rights.

                    2.1.2.1 Subject to the terms and conditions of this Agreement, Sarnoff hereby grants to Orchid a non-exclusive, worldwide, right and license under the Licensed Technology, with the right to sublicense, to develop, have developed, make, have made, use,

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have used, import, have imported, offer for sale, sell have sold or lease (a)
any Products, Storage Devices and Input/ Output Devices and provide any Services
(i) in those Option Fields for which Orchid has not exercised its Option hereunder as provided in Section 2.3, and (ii) which use Chips to carry out Combinatorial Chemistry for purposes not included in the Orchid Field provided however that such license under this Section 2.1.2.1 (ii) outside the Life Science Field shall be limited to use for industrial materials and chemicals and shall be limited to Licensed Technology under Section 1.1 7(a)-(e) and (g). However, the license granted under this Section 2.1.2.1 with regard to Ancillary Devices shall be limited to the designs of the Ancillary Devices in the Delivered Chips and Instruments and shall include the right to modify such designs using Orchid or third party Intellectual Property. The licenses granted pursuant to this Section 2.1.2 shall in no way be deemed to limit the scope of any exclusive license granted pursuant to Section 2.1.1.

                    2.1.2.2 Subject to the terms and conditions of this Agreement, Sarnoff hereby grants to Orchid a non-exclusive, worldwide, right and license under Non-Exclusive Licensed Technology, with the right to sublicense, to develop, have developed, make, have made, use, have used, import, have imported, offer for sale, sell, have sold or lease any Products, Storage Devices and Input/Output Devices and provide any Services (i) in the Orchid Field and in those Option Fields for which Orchid has not exercised its Option hereunder as provided in Section 2.3, and (ii) which use Chips to carry out Combinatorial Chemistry for purposes not included in the Orchid Field to the extent such uses of Chips is licensed under Section 2.1.2.1.

                    2.1.2.3 Subject to the terms and conditions of this Agreement, Sarnoff hereby grants to Orchid a non-exclusive, worldwide, right and license under LicensedTechnology, with the right to sublicense, to develop, have developed, make, have made, use, have used, import, have imported, offer for sale, sell, have sold or lease Input/ Output Devices for Type 2 Storage Devices in the Orchid Field.

            2.1.3. Bead Handling. Sarnoff and Orchid shall negotiate in good faith regarding a license upon commercially reasonable, mutually agreeable terms to develop, have developed, make, have made, use, have used, import, have imported, offer for sale, sell, have sold or lease any instrument based on the bead handling technology to be developed by Sarnoff in a program funded by or in collaboration with Orchid and useful in connection with Chips. The license will be governed by a separate agreement which will cover the scope of the license, field of use, statement of work to be performed by Sarnoff, the specifications and drawings of the bead handling instrument and all other terms. No license is granted to Orchid for such bead handling instruments by this Agreement.

            2.1.4.  Additional Licenses. In addition to the Options set forth in
Section 2.3, at Orchid's request Sarnoff will negotiate in good faith with Orchid at any time for the terms and conditions of an exclusive license in one or more Option Fields which are not the subject of a current or past Funded Research Program.

            2.1.5. Restrictions on Licenses. All licenses granted to Orchid hereunder and all restrictions under Section 2.2. are subject to (a) a non-exclusive, worldwide, royalty-free license which the U.S. Government may retain under any Intellectual Property whose development was funded by the U.S. Government, (b) a worldwide, non-exclusive, royalty-free license to Sarnoff

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and the U.S. Government to permit Sarnoff to engage in research. or .
development contracts or to prepare prototypes for the U.S. Government, and (c) any rights previously granted to SmithKline Beecham under the SB Agreement. Notwithstanding anything to the contrary in this Agreement, no licenses are granted to Orchid under this Agreement to make, have made, use, sell, offer for sale, lease or import (except as Ancillary Devices otherwise permitted hereunder) printers, cameras, imaging systems or displays which employ Chips, and materials for use with any of the foregoing.

            2.1.6. Third-Party Technology. In the event that Sarnoff has licensed from a third party any of the Licensed Technology, Sarnoff's license to Orchid of such Licensed Technology is granted hereby to the extent that, and for as long as, Sarnoff can provide such rights and subject to any royalty obligations as hereinafter provided. Orchid shall be provided with timely notice of the terms of any such license under which such sublicense is granted, and Orchid may choose to accept or not accept such sublicense. To the extent that the sale or other action by Orchid or its permitted sublicensees of Products or Services would give rise to a royalty or other payment obligation by Sarnoff under any license under which Orchid accepts a sublicense, Orchid shall pay and require its sublicensees to pay such amount to Sarnoff or directly to the third party if so requested by Sarnoff.

            2.1.7. Algorithms. Except as included in Licensed Technology, access by Orchid to algorithms for data mining and for informatics is not included in the licenses granted herein, but may be the subject of a separate agreement, subject to any Sarnoff agreements with third parties.

            2.1.8. Tangible Results. All tangible instruments, devices, prototypes or components thereof which are produced in Funded Research Programs at Sarnoff funded by Orchid shall be owned by Orchid and delivered to Orchid no later than upon completion of the relevant Funded Research Program. Orchid shall have the right to use and to reproduce all such instruments, devices, prototypes or components under the terms of this Agreement.

     2.2. Restrictions on Sarnoff's Other Businesses. Nothing in this Agreement shall be interpreted to preclude Sarnoff or any of its subsidiaries or licensees or sublicensees from engaging in their businesses; provided that nothing in this Section 2.2 shall limit the exclusive grant to Orchid under
Section 2.1. Notwithstanding the foregoing, during the Option Period and the duration of any Funded Research Program and for a period of ninety (90) days after the last to terminate of the Funded Research Programs, Sarnoff and its wholly-owned subsidiaries shall not:

     (a) collaborate with or enter into any agreement to provide research services or grant any license to any commercial third party for (i) designing or modifying Chips or Input/ Output Devices for Chips for use in the Orchid Field or any Option Field in which the Option continues to be in effect, (ii) designing or modifying Type I Storage Devices or Input/ Output Devices for Type 1 Storage Devices that are customized or designed by Sarnoff for use with Chips in the Orchid Field or any Option Field in which the Option continues to be in effect, or (iii) designing or modifying Ancillary Devices, whether or not incorporated in Delivered Chips and Instruments, that are designed or customized by Sarnoff in collaboration with the third party while Sarnoff itself is in possession of the third party's Chips as part of a joint effort to design or

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optimize a system that includes Chips for use in the Orchid Field or any Option
Field in which the Option continues to be in effect; or

     (b) sell products which contain Chips, Type 1 Storage Devices, Input/Output Devices for Chips or Type 1 Storage Devices to any commercial third party for use in the Orchid Field or any Option Field in which the Option continues to be in effect.

The foregoing:

     (w) shall not prevent Sarnoff or any of its subsidiaries from providing services related to, or from developing, licensing or selling printers, cameras, imaging systems or displays including but not limited to those which employ Chips therein so long as they are not Ancillary Devices exclusively licensed to Orchid or designed or customized in violation of 2.2(i)(a)(iii);

     (x) shall not prevent Sarnoff or any of its subsidiaries from providing services related to, or from developing, licensing or selling (a) Type 2 Storage Devices, or (b) Ancillary Devices, Type 1 Storage Devices or Input/ Output Devices for use outside the Orchid Field and any Option Field in which the Option continues to be in effect or from developing, licensing or selling products of general applicability which may be useful in the Orchid Field and the Option Fields in which the Option continues to be in effect as long as such products are not specifically designed or modified for use with Chips, Type 1 Storage Devices, or Input/ Output Devices for Chips or Type 1 Storage Devices,

     (y) shall not require Sarnoff to prevent purchasers of such Ancillary Devices, Storage Devices or Input/ Output Devices from using such Ancillary Devices, StorageDevices or Input/ Output Devices in the Orchid Field and any Option Field in which the Option continues to be in effect, and

     (z) shall not require Sarnoff to prevent parties with whom Sarnoff collaborates or provides research services or to whom Sarnoff grants any license from modifying, for use in the Orchid Field or any Option Field in which the Option remains in effect, products developed or licensed to them by Sarnoff, as long as Sarnoff or its wholly-owned subsidiaries do not contribute to the modification.

            2.2.1 Notwithstanding anything to the contrary in this Agreement, this Agreement shall not be construed as any limitation or restriction on Sarnoff's dry powder technology or on Sarnoff's right to grant any license to a third party for its dry powder technology or its ability to apply or employ, or collaborate with others to apply or employ, its dry powder technology for any purpose.

     2.3.   Option to Orchid.

     Subject to the terms and conditions of this Agreement, Sarnoff hereby grants Orchid the exclusive option to include one or more Option Fields in the Orchid Field and to receive exclusive licenses in such Option Field(s) as specified in Section 2.1 above (the "Option") as follows:

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

            2.3.1. Option Exercise. Any Option with respect to an Option Field hereunder may be exercised by Orchid upon written notice and by timely entering into an agreement for a Funded Research Program with Sarnoff relating to any such Option Field during the Term of the Option as set forth below and upon payment of the consideration as specified in Section 3.2 hereof

            2.3.2. Term of Option. The Option(s) set forth in this Section 2.3 shall continue for a period of four (4) years unless extended or sooner terminated as provided below (the "Option Period"). In order to maintain Options to all remaining unexercised Option Fields during the Option Period, upon each anniversary of the Effective Date, Orchid shall be required to have entered into at least one Funded Research Program agreement in one new Option Field for each year that has elapsed since the Effective Date. Notwithstanding the foregoing, in the event Orchid has exercised at least three (3) Options during the Option Period, then the Option Period for the remaining Option may be extended at Orchid's sole discretion for up three additional years upon payment of an Option Extension Fee of $200,000 per remaining Option Field per year.

            2.3.3. Loss of Option Rights. Except as otherwise provided above, if upon any anniversary of the Effective Date, Orchid shall have failed to exercise at least one Option per year as set forth in Section 2.3.2 above, Orchid shall lose rights to one of the remaining unexercised Option Fields. For any two-year period during which Orchid has failed to exercise rights to at least one Option Field, Orchid shall lose the rights to two of the remaining unexercised Option Fields. Upon the occurrence of any such event, Orchid shall have sixty (60) days in which to elect the Option Field or Fields to be removed from its Option rights hereunder. If Orchid makes no such election, Sarnoff may, within sixty (60) additional days, elect the Option Field(s) to be removed by notice to Orchid. For any three-year period during which Orchid has failed to exercise rights to at least one Option Field, Orchid shall lose the rights to all of the remaining unexercised Option Fields. Failure by Orchid to comply with the provisions of Section 3.2 or to fully fund and make payment for a Funded Research Program in accordance with the agreement executed pursuant to Section
2.3.1 shall give Sarnoff the right to terminate this license in accordance with the provisions of Section 7.2 for the corresponding Option Field.

            2.3.4. Extension of Funded Research Programs. Orchid shall have the right to extend any Funded Research Program or to fund additional related research at Sarnoff at Orchid's request upon reasonable terms to be negotiated in good faith. Such extensions may include funding for the transfer of Licensed Technology to the Combinatorial Chemistry Field, the In-vitro Diagnostic Field or any other Option Field for which Orchid has an exclusive license hereunder.

            2.3.5. Technology Audits. Upon termination or expiration of each Funded Research Program, Sarnoff and Orchid shall, within 90 days of such termination or expiration, meet in good faith to compile a detailed list of all Licensed Technology invented, or developed during the course of such Funded Research Program or incorporated in devices or systems as part of such Funded Research Program. Such list shall be mutually agreed between the parties and appended to this Agreement as a description of the Licensed Technology attributable to such Funded Research Program and licensed hereunder as Research Technology. Sarnoff will provide reasonable assistance to Orchid to transfer all of such Licensed Technology to Orchid.

     2.4. No Waiver of Rights. Notwithstanding any provision of this Agreement, (a) the failure by Orchid to exercise any Option hereunder shall not in any way affect any exclusive licenses granted to Orchid herein or any licenses subsequently granted to Orchid by Sarnoff, and (b) the scope of any licenses granted to Orchid in the SB Agreement shall not be limited or affected in any way by this Agreement.

     2.5. Provision of Services. For the duration of the Option Period, in order to facilitate agreements with Partners for Funded Research Programs, in connection with the licenses and rights granted herein to Orchid, Sarnoff agrees to provide reasonable assistance to Orchid in the area of business development in the Orchid Field and any available Option Fields as requested by Orchid.

     2.6.   Rights to Jointly Developed Inventions.

            2.6.1. Joint Inventions Jointly Owned. All right, title and interest to any inventions or improvements within or outside the Orchid Field jointly invented by the Parties prior to or during the term of this Agreement shall be the joint property of the Parties ("Joint Inventions") unless otherwise agreed in writing, and any resulting Patent Rights ("Joint Patent Rights") shall be jointly owned.

            2.6.2. Restrictions on Licensing Joint Inventions. Unless otherwise agreed in writing, without the prior written consent of Sarnoff, Orchid shall not grant a license or other right to any third party to use or practice outside the Orchid Field and those Option Fields for which Orchid has not exercised its Option, any Joint Invention or Joint Patent Right, or to develop, have developed, make, have made, use, have used, offer to sell, sell, have sold, import, have imported, lease, or otherwise distribute any products or deliver any services outside the Orchid Field Covered By Joint Patent Rights. Unless otherwise agreed in writing, without the prior written consent of Orchid, Sarnoff shall not grant a license or other right to any third party to use or practice in the Orchid Field and those Option Fields for which the Orchid Option has not expired, any Joint Invention or Joint Patent Right, or to develop, have developed, make, have made, use, have used, offer to sell, sell, have sold, import, have imported, lease or otherwise distribute any products or deliver any services, within the Orchid Field Covered By Joint Patent Rights.

            2.6.3 Sarnoff Interest in Joint Inventions. Sarnoff's interest in Joint Inventions and Joint Patent Rights shall be deemed to be Licensed Technology.

     2.7 Grant Back to Sarnoff. To the extent permitted by present or future agreements with third parties, Orchid hereby grants to Sarnoff a paid up, royalty-free, non-exclusive license, with right to sublicense, to all Intellectual Property relating to Chips, Storage Devices, and Input/ Output Devices developed by Orchid during the term of the restrictions set forth in
Section 2.2, to develop, have developed, make, have made, use, have used, import, have imported, offer for sale, sell have sold or lease products and practice processes outside the Life Science Field. Such license shall survive the termination or expiration of this Agreement.

3.   Consideration.

     3.1 License Consideration. In consideration of the licenses and rights granted herein, Orchid:

     (a) has previously issued to Sarnoff an aggregate of 79,300 shares of Common Stock, par value $.001, of Orchid, subject to the terms and conditions set forth in the Shareholder Common Stock Purchase Agreement dated August 30, 1995 and 670,000 shares of Series A Convertible Preferred Stock, par value $.001, of Orchid, subject to the terms and conditions set forth in the Series A Convertible Preferred Stock Purchase Agreement dated August 30, 1995;

     (b) shall issue to Sarnoff or to Sarnoff's designated employees Eighty Two Thousand Five Hundred (82,500) shares of Common Stock, par value $.001, of Orchid and One Hundred Sixty Seven Thousand Five Hundred (167,500) shares of Series A Convertible Preferred Stock, par value $0.001, of Orchid in consideration of the license granted hereunder in the In-vitro Diagnostic Field; and

     (c) shall pay Sarnoff royalties for Products and Services as set forth in Section 3.4 and 3.5.

     3.2 Option Consideration. Upon exercise of an Option with respect to any Option Field, Orchid shall issue to Sarnoff or its designated employees 33,300 shares of Common Stock, par value $.001, of Orchid and shall issue to Sarnoff 66,700 shares of Class A Preferred Stock, par value $.001, of Orchid. Orchid shall also issue to Sarnoff or its designated employees an additional 50,000 shares of Common Stock, par value $.001, of Orchid for each year during the term of the related Funded Research Program at the end of each funding year.

     3.3 Restrictions and Limits. All shares of Common Stock or Preferred Stock issued to Sarnoff pursuant to this Agreement shall contain restrictive legends as determined by counsel to Orchid to be required under the securities laws of the United States and the relevant states or any stock subscription agreement and shall be subject to existing Shareholder Agreements and Charter or By-Law limitations on transfer.

     3.4 Royalties under Exclusive License. Except for Products which incorporate no Licensed Technology other than Developed Technology (as defined in the SB Agreement), and/or technology developed under the Dynal Agreements or Services provided using such Products which incorporate no Licensed Technology other than Developed Technology (as defined in the SB Agreement), and/or technology developed under the Dynal Agreements, commencing on January 1 of the calendar year following the date on which the percentage of Orchid stock represented by the total shares of Series A Convertible Preferred Stock and Common Stock issued to Sarnoff as set forth in Sections 3.1(a) and (b) and
Section 3.2 (the "Issued Shares"), and regardless of whether or not Sarnoff may have sold all or a portion of such Issued Shares, drops below 20% of all shares of capital stock of Orchid then outstanding (calculated by assuming conversion of all outstanding convertible securities and exercise of all outstanding warrants) (such January 1 being referred to herein as the "Royalty Commencement Date"), in consideration of the exclusive licenses granted pursuant to Section
2.1.1 and the non-
exclusive licenses granted pursuant to Section 2.1.2 Orchid shall make payments to Sarnoff of royalties as follows:

     (a) One and one-half percent (1.5%) of Net Sales by Orchid and its Affiliates of Products and Services whose discovery, development, testing, manufacture, use, sale, importation, lease or offer for sale would, but for the licenses granted hereunder, infringe a Valid Claim of a Patent Right included in the Licensed Technology which is not a Joint Patent Right and which is exclusively licensed hereunder, or whose discovery, development, testing, manufacture, use, sale, importation, lease or offer for sale directly employs or embodies proprietary Licensed Technology which is not a Joint Invention and which is exclusively licensed hereunder, provided however that for Products which incorporate Licensed Technology and either Developed Technology (as defined in the SB Agreement), or technology developed under the Dynal Agreements or Services provided using such Products, the royalty rate shall be one percent (1%) of Net Sales;

     (b) Three fourths of one percent (.75%) of Net Sales by Orchid and its Affiliates of Products and Services whose discovery, development, testing, manufacture, use, sale, importation, lease or offer for sale would, but for the licenses granted hereunder, infringe a Valid Claim of a Joint Patent Right, but not any other Patent Right, which is included in the Licensed Technology and which is exclusively licensed hereunder, or whose discovery, development, testing, manufacture, use, sale, importation, lease or offer for sale directly employs or embodies only such Licensed Technology which is a Joint Invention and which is exclusively licensed hereunder;

     (c) for (i) sales by any licensees or sublicensees of Orchid of any such Products or Services as specified in Section 3.4(a) or (b), and (ii) payments received by Orchid under a sublicense of exclusive Licensed Technology, Orchid shall pay Sarnoff ten percent (10%) of any non-refundable amounts received by Orchid from such licensees or sublicensees, including but not limited to advanced and minimum royalties, up front and milestone project and licensing fees (excluding equity investments by licensees or sublicensees and excluding fees paid to Orchid in any form which are required to be used for research or other services to be performed by Orchid).

     3.5 Royalties under Non-exclusive License. In consideration of the non-exclusive licenses granted pursuant to Section 2.1.2, except for Products which incorporate no Licensed Technology other than Developed Technology (as defined in the SB Agreement), and/or technology developed under the Dynal Agreements or Services provided using such Products which incorporate no Licensed Technology other than Developed Technology (as defined in the SB Agreement), and/or technology developed under the Dynal Agreements, Orchid shall make payments to Sarnoff of royalties without regard to Sarnoff's ownership of Issued Shares as follows:

     (a) One and one-half percent (1.5%) of Net Sales by Orchid and its Affiliates of Products and Services whose discovery, development, testing, manufacture, use, sale, importation, lease or offer for sale would, but for the licenses granted hereunder, infringe a Valid Claim of a Patent Right included in the Licensed Technology which is not a Joint Patent Right and which is non-exclusively licensed hereunder, or whose discovery, development, testing, manufacture, use, sale, importation, lease or offer for sale directly employs or embodies proprietary Licensed Technology which is not a Joint Invention and which is non-exclusively licensed hereunder, provided however that for Products which incorporate Licensed Technology and either Developed Technology (as defined in the SB Agreement), or technology developed under the Dynal Agreements or Services provided using such Products, the royalty rate shall be one percent (1%) of Net Sales; and

     (b) Three fourths of one percent (.75%) of Net Sales by Orchid and its Affiliates of Products and Services whose discovery, development, testing, manufacture, use, sale, importation, lease or offer for sale would, but for the licenses granted hereunder, infringe a Valid Claim of a Joint Patent Right, but not any other Patent Right, which is included in the Licensed Technology and which is non-exclusively licensed hereunder, or whose discovery, development, testing, manufacture, use, sale, importation, lease or offer for sale directly employs or embodies only such Licensed Technology which is a Joint Invention and which is non-exclusively licensed hereunder; and

     (c) for (i) sales by any licensees or sublicensees of Orchid of any such Products or Services as specified in Section 3.5(a) or (b) and (ii) payments received by Orchid under a sublicense of non-exclusive Licensed Technology, Orchid shall pay Sarnoff ten percent (10%) of any non-refundable amounts received by Orchid from such licensees or sublicensees, including but not limited to advanced and minimum royalties, up front and milestone project and licensing fees (excluding equity investments by licensees or sublicensees and excluding fees paid to Orchid in any form which are required to be used for research or other services to be performed by Orchid).

     (d) In addition, Orchid shall pay Sarnoff for each Option Field for which Orchid has a non-exclusive license under Section 2.1.2 on the relevant date the following minimum royalties for each Option Field: (i) on January 1, 2002, $50,000 per Option Field, (ii) on January 1, 2003, $100,000 per Option Field, and (iii) on January 1, 2004 and each subsequent January 1, $200,000 per Option Field per year. These minimum royalties shall be a credit for royalties to be paid under Section 3.5(a) on an Option Field-by-Option Field basis for the calendar year for which the minimum royalty payment is made. For Option Fields which are exclusively licensed to Orchid, the provisions of Section 3.4 shall govern and no royalties or fees shall be due pursuant to this Section 3.5. For Option Fields where Orchid notifies Sarnoff, at least thirty (30) days prior to the minimum royalty due date, that Orchid does not wish to maintain its non-exclusive license, no minimum royalty payment shall be due and Orchid shall no longer have a non-exclusive license for such Option Field.

     3.6 Royalty Reductions. In the event that royalties and fees paid to Sarnoff pursuant to Section 3.4 or 3.5 shall become a significant factor in the return realized by Orchid such as to substantially diminish its capability to respond to competitive pressures in the market, the parties shall mutually agree on a reasonable reduction in the royalties and fees payable under this Agreement with respect to the affected Products and Services. Factors to be considered in agreeing on the royalty reduction shall include but not be limited to the profit margin on such

Products and Services and on analogous and/or competitive Products and Services and prices and expenditures therefor.

     3.7 Royalty Term. Royalties hereunder shall be payable only until the expiration of the last to expire of the Patent Rights covering a particular Product or Service. Thereafter, Orchid shall have a fully paid up, perpetual non-exclusive license to all Licensed Technology for such Product or Service.

     3.8  Royalty Reporting Provisions.

     (a) Orchid agrees to submit to Sarnoff within sixty (60) days after the calendar quarters ending March 31, June 30, September 30, and December 31 of each year in which royalties are due hereunder, reports setting forth for the preceding three (3) month period at least the following information for Orchid, its Affiliates and sublicensees:

          i)    total billings for Products sold;

          ii)   total billings for all Services provided or sold;

          iii)  deductions applicable to determine the Net Sales thereof;

          iv) the amount of royalty due thereon; and with each such royalty report to pay the amount of royalty due.

     (b) All such reports shall be maintained in confidence by Sarnoff, except as required by law.

     (c) All payments due hereunder shall be payable in United States dollars. Conversion of foreign currency to U.S. dollars shall be made at the conversion rate existing in the United States (as reported in The Wall Street Journal) on the last working day of each royalty period.

     (d) Any tax paid or required to be withheld by Orchid on account of royalties payable to Sarnoff under this Agreement shall be deducted from the amount of royalties otherwise due. Orchid shall secure and send to Sarnoff proof of any such taxes withheld and paid by Orchid for the benefit of Sarnoff.

     (e) If governmental regulations prevent remittances from a foreign country with respect to sales made or fees received in that country, the obligation of Orchid to pay royalties on such sales and/of fees shall be suspended until such remittances are permitted. Sarnoff shall have the right, upon giving written notice to Orchid, to receive payment in such country in local currency.

     3.9 Royalties to Third Parties. In the event Orchid becomes liable to pay royalties or other amounts to any third party as a result of the sale of any product or the delivery of any services by Sarnoff or any Affiliate of Sarnoff under Section 6 of the SB Agreement or otherwise, then Sarnoff shall be liable for all such royalties or other amounts and shall, at Orchid's option, either pay such amounts directly to the third party or shall reimburse Orchid for such royalties or other amounts within thirty (30) days after receipt of an invoice from Orchid.

     3.10 Royalty Audits. Orchid shall keep complete, true and accurate books of account and other appropriate records for the purpose of showing the amount payable to Sarnoff by way of royalty and of cumulative Net Sales and otherwise showing Orchid's compliance with Section 3 of this Agreement. Said books and the supporting data and other documentation, including technical information relevant to the determination of Orchid's obligations hereunder, shall be kept at Orchid's principal office and maintained for three (3) years following the end of the calendar year to which they pertain. Such records, solely to the extent relevant to the determination of Orchid's obligations under Section 3 of this Agreement shall be open, upon reasonable notice and at reasonable times during normal business hours, to the inspection by independent, certified public accounts (to be selected solely by Sarnoff and reasonably acceptable to Orchid) at Sarnoff's expense. However, if a discrepancy of more than five percent (5%) of royalties due Sarnoff is discovered by the inspection, then the cost of the inspection shall be performed at Orchid's expense.

4.  Representations and Warranties.

    4.1. Representations, Warranties and Covenants of Sarnoff. Sarnoff represents, warrants and covenants to Orchid as follows:

          4.1.1. Sarnoff is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey with corporate powers adequate for executing and delivering, and performing its obligations under, this Agreement;

          4.1.2. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Sarnoff;

          4.1.3. This Agreement has been duly executed and delivered by Sarnoff and is a legal, valid and binding obligation of Sarnoff, enforceable against it in accordance with its terms;

          4.1.4. The execution, delivery and performance of this Agreement does not and will not conflict with or contravene any provision of the charter documents or bylaws of Sarnoff or any material agreement, document, instrument, indenture or other obligation of Sarnoff;

          4.1.5. Sarnoff shall not enter into any agreement, make any commitment, take any action or fail to take any action that would contravene any material provision of, or materially derogate or restrict any of the rights and licenses granted to Orchid under, this Agreement; and

          4.1.6. Schedule A sets forth a list of all Patent Rights relating to Licensed Technology Owned or Controlled by Sarnoff as of the Effective Date. To the best of Sarnoff's knowledge, all patents listed in Schedule A are valid and in full force and all applications listed therein as pending have been prosecuted in good faith as required by law and are in good standing. To the best of Sarnoff's knowledge, there has been no infringement by Sarnoff or its Affiliates with respect to any patent rights of others in the conduct of the research activities that have resulted in the existing Licensed Technology owned by Sarnoff. None of the patents or patent applications listed or described in Schedule A is involved in any interference or opposition proceeding, and there has been no written notice received by Sarnoff or any of its Affiliates that any such proceeding will hereafter be commenced. Also, included in Schedule A is a list of all licenses and license agreements relating to Licensed Technology. To the best of Sarnoff's knowledge (i) all of the licenses listed or described in Schedule A are legally valid and binding and in full force and effect, (ii) Sarnoff is not in default under any such license, and (iii) there are no defaults by any other party to any such license. None of Sarnoff's rights under any such license will be impaired by the consummation of the transactions contemplated hereby. Except for licenses granted under the SB Agreement and except as described in Schedule A, Sarnoff has not granted any person or entity any right to use any of the patents or patent applications listed therein in the Orchid Field or the Option Fields.

           4.1.7. Sarnoff shall diligently prosecute and maintain all Patent Rights licensed to Orchid in accordance with the provisions set forth in Section
5.2 and shall not take or fail to take any actions which would impair such Patent Rights without prior written notice to Orchid as provided in Section 5.2.4.

     4.2. Representations, Warranties and Covenants of Orchid. Orchid represents, warrants and covenants to Sarnoff as follows:

          4.2.1. Orchid is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with corporate powers adequate for executing and delivering, and performing its obligations under, this Agreement;

          4.2.2. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Orchid;

          4.2.3. This Agreement has been duly executed and delivered by Orchid and is a legal, valid and binding obligation of Orchid, enforceable against Orchid in accordance with its terms;

          4.2.4. The execution, delivery and performance of this Agreement do not and will not conflict with or contravene any provision of the charter documents or bylaws of Orchid or any material agreement, document, instrument, indenture or other obligation of Orchid; and

          4.2.5. Orchid shall not enter into any agreement, make any commitment, take any action or fail to take any action that would contravene any material provisions of, or materially derogate or restrict any of the rights and licenses granted to, Sarnoff under this Agreement.

5.   Disclosure of Licensed Technology.

     5.1. Documentation and Access. Upon request by Orchid from time to time, Sarnoff shall, within a reasonable time thereafter, deliver to Orchid copies of reasonable documentation describing the Licensed Technology and Sarnoff shall give access to and use reasonable efforts to keep Orchid apprised of all ongoing and future Licensed Technology created or acquired by Sarnoff and its Affiliates and subject to a license or Option to Orchid hereunder. In the event that Orchid shall have reason to believe that Sarnoff has not complied with the requirements of this Section 5.1, it shall so notify Sarnoff and Sarnoff shall be given a reasonable opportunity to cure such non-compliance.

     5.2. Patents.

          5.2.1.  Patent Prosecution.

          Sarnoff shall, by qualified independent patent counsel, prepare, file, prosecute and maintain patent applications, and maintain and enforce Patent Rights included in the Licensed Technology in the countries of United States, Canada, Australia, Europe Patent Office (designating Austria, France, Germany, Spain, Ireland, Italy, Netherlands, Sweden, Switzerland, United Kingdom), Japan, and Korea and such other countries as mutually agreed between Orchid and Sarnoff and shall have all rights to otherwise deal in and to enforce rights associated with Licensed Technology except as otherwise provided in Section 6.2. Sarnoff shall provide Orchid with copies of all proposed patent and other applications and filings and communications and give Orchid the reasonable opportunity to comment thereon and Sarnoff will consider in good faith any comments provided to Sarnoff by Orchid prior to filing. Sarnoff agrees to deliver to Orchid copies of any communications with the applicable patent office, including without limitation, all office actions and responses, each patent application and filing, and each registration that issues thereon.

          5.2.2. Cooperation. Orchid agrees to cause each of its employees and agents to take all actions and to execute, acknowledge and deliver all instruments or agreements reasonably requested by Sarnoff, and necessary for the perfection, maintenance, enforcement or defense of Patent Rights as set forth above.

          5.2.3. Financing of Costs. Orchid agrees to pay to Sarnoff fifty percent (50%) of Sarnoff's reasonable out of pocket costs incurred in the preparation, filing, translation, prosecution, issuance and maintenance of any such patent applications or patents relating to Licensed Technology except for Licensed Technology under Section 1.17(f) prepared or filed after the Effective Date and fifty percent (50%) of the maintenance costs for such Patent Rights incurred by Sarnoff after the Effective Date, provided that such prosecution is conducted as set forth in Section 5.2.1 above. If Orchid declines in writing to pay to Sarnoff its fifty percent (50%) share of the costs of a particular Patent Right in a particular country, Orchid's license to such Patent Right in such particular country shall be terminated as of the Due Date. If Orchid fails to pay to Sarnoff within thirty (30) days from date of receipt of invoice (the "Due Date"), and such failure continues for a period of 30 days after written notice to Orchid by Sarnoff of such failure to pay, Orchid's license to such Patent Right in such particular country shall be terminated as of the Due Date.

          5.2.4. Election to Discontinue Prosecution. Sarnoff may, with respect to the Patent Rights, at any time, in its sole discretion decide that it desires to discontinue its responsibility for the prosecution or maintenance of a particular patent application or patent in one or more countries of Patent Rights which are Licensed Technology under Section 1.17(a), (b), (c), (d), (e) and (g). In such event, Sarnoff shall notify Orchid promptly in writing of its intention to discontinue responsibility for the prosecution or maintenance for such patent application or patent, and, in any event, shall give such notice at least sixty (60) days prior to the effective date of such proposed discontinuance in order to permit Orchid to determine whether it wishes to assume the responsibility therefor. Orchid shall have the right and option, but not the obligation, to assume responsibility for prosecution and maintenance of such patent or patent application which Sarnoff desires to discontinue. Orchid shall inform Sarnoff in writing of its decision to assume responsibility for prosecution and maintenance of such patent or patent application and Sarnoff shall execute and deliver such documents and take such actions as are reasonably necessary or appropriate to effect such assumption and transfer of responsibility in a timely and efficient manner. In the event Orchid exercises such right, such patent or patent application shall be assigned to Orchid and removed from operation of this Agreement; provided that, Sarnoff shall have a royalty free, non-exclusive, worldwide, right and license under such Licensed Technology with the right to sublicense, to develop, have developed, make, have made, use, have used, import, have imported, offer for sale, sell have sold or lease products and practice processes outside the Orchid Field and the Option Fields so long as the Options remain in effect and further provided that upon termination of this Agreement, such patents and patent applications shall be assigned to Sarnoff. However, if Sarnoff elects to use or sublicense a particular patent in a particular country assigned by Sarnoff to Orchid under this Section 5.2.4, then Sarnoff shall pay to Orchid one half of the out of pocket costs expended by Orchid in obtaining and maintaining the particular patent in the particular country.

     5.3. Confidential Information. Any Party receiving or possessing Confidential Information of the other Party shall use commercially reasonable efforts to: (i) maintain the confidential and proprietary status of such Confidential Information; (ii) keep such Confidential Information and each part thereof within its possession or under its control sufficient to prevent any activity with respect to the Confidential Information that is not specifically authorized by this Agreement; (iii) prevent the disclosure of any Confidential Information to any other Person; and (iv) ensure that such Confidential Information is used only for those purposes specifically authorized herein; provided, however, that such restriction shall not apply to any Confidential Information which is (a) independently developed by the receiving Party without reference to Confidential Information of the disclosing Party, (b) in the public domain at the time of its receipt or thereafter becomes part of the public domain through no fault of the receiving Party, (c) received by the receiving Party without an obligation of confidentiality from a third party having the right to disclose such information, (d) released from the restrictions of this
Section 5.3 by the express written consent of the disclosing Party, (e) disclosed to any actual or prospective permitted assignee, Partner, investor, licensee, sublicensee or subcontractor of either Sarnoff or Orchid (if such actual or prospective assignee, Partner, investor, licensee, sublicense or subcontractor is subject to the provisions of this Section 5.3 or comparable provisions of other documents), or (f) required by law, statute, rule or court order to be disclosed (the disclosing party shall, however, use commercially reasonable efforts to obtain confidential treatment of any such disclosure and shall notify the other party in writing of the request or requirement as soon as feasible so that such other party may make timely effort to protect or limit the conditions of disclosure of its Confidential Information). Without limiting the generality of the foregoing, Sarnoff and Orchid each shall use its commercially reasonable efforts to obtain confidentiality agreements from its respective Partners, investors, licensees, sublicensees, subcontractors employees and agents, similar in scope to this Section 5.3, to protect the Confidential Information.

     5.4. Permitted Disclosures. Notwithstanding the provisions of Section 5.3 hereof, Sarnoff and Orchid may, to the extent necessary, disclose and use Confidential Information, consistent with the rights of Sarnoff and Orchid otherwise granted hereunder (a) for the purpose of securing institutional or government approval to clinically test or market any Product, or (b) for the purpose of securing patent protection for an invention within the scope of the Patent Rights. This Agreement and the terms hereof may be disclosed by either Party only to a third party which executes an agreement requiring such third party to maintain the confidentiality thereof

6.   Infringement.

     6.1. Notification of Infringement. Orchid and Sarnoff each shall notify the other of any infringement or misappropriation by any Person of any Licensed Technology rights in the Orchid Field and shall provide the other with the available evidence, if any, of such infringement. In such case, the respective officers of Sarnoff and Orchid shall confer to determine in good faith an appropriate course of action to enforce the Licensed Technology rights or otherwise abate the infringement thereof.

     6.2. Enforcement of Licensed Technology Rights. If the parties have not agreed on a course of action pursuant to Section 6.1, then if Orchid determines that enforcement of the Licensed Technology rights in the Orchid Field is appropriate, Orchid shall have the right, but not the obligation, at its own expense, to take appropriate action to enforce such rights; provided, however, that, if Orchid elects to so act, Sarnoff shall have the right to participate in the enforcement of such rights by agreeing to bear a percentage of the costs of such enforcement in such amount as the parties shall determine. All amounts recovered in any action to enforce rights in Licensed Technology in the Orchid Field undertaken by Orchid, whether by judgment or settlement, shall be retained by Orchid after reimbursing the expenses borne by both parties in enforcing such Licensed Technology rights. If, within six (6) months after notice of infringement, Orchid has not commenced action to enforce such rights or thereafter ceases to diligently pursue such action, Sarnoff shall have the right, at its expense, to take appropriate action to enforce such rights. Orchid shall have the right to participate separately in such enforcement. All amounts recovered in any action to enforce Licensed Technology rights undertaken by Sarnoff solely at its expense, whether by judgment or settlement, shall be retained by Sarnoff after reimbursing the expenses borne by both parties in enforcing such Licensed Technology rights. Sarnoff and Orchid shall fully cooperate with each other in the planning and execution of any action to enforce rights. Sarnoff shall not enter into any settlement that includes the grant of a license under, agreement not to enforce, or any statement prejudicial to the validity or enforceability of any Licensed Technology in the Orchid Field without the consent of the Orchid.

     6.3.  Disclaimer of Warranty; Consequential Damages.

           6.3.1. SARNOFF EXPRESSLY DISCLAIMS ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE LICENSED TECHNOLOGY, INCLUDING, W1THOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

           6.3.2. NEITHER PARTY TO THIS AGREEMENT SHALL BE ENTITLED TO RECOVER FROM THE OTHER ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL, MULTIPLE OR PUNITIVE DAMAGES.

     6.4 Infringement. In the event that an action for patent infringement is commenced against Orchid and/or its sublicensees, whether severally or jointly, based on the manufacture, use or sale of any Product or Service in any country, Orchid may, without limitation: (i) terminate and revert its license hereunder to such Product or Service in such country, which shall be deemed an abandonment of such Product or Service in such country, or (ii) defend such action on behalf, of the appropriate parties at its own expense.

     6.5 Markings. Set forth in Exhibit A is a list of the Patent Rights, which list shall be updated from time to time by Sarnoff Orchid shall refer to this list and affix appropriate markings and legends on Products or Services sold or distributed by or on behalf of Orchid using such Patent Rights.

     6.6 Limitations. Sarnoff makes no representations or warranties that the rights granted to Orchid pursuant to Section 2.1 hereof may be exercised by Orchid and its sublicensees without infringing any third party rights in any country in the world. Sarnoff assumes no responsibility hereunder for the manufacturing, product specifications, or end-uses of Products or Services by Orchid or its customers or sublicensees. No warranties made by Orchid in connection with its Products or Services shall expressly or implicitly obligate Sarnoff in any manner.

     6.7 Product Indemnification. Subject to the provisions of this Section 6.7, Orchid agrees to defend, indemnify and hold harmless Sarnoff from any and all damages arising from injury or damage to persons or property (including without limitation, product liability or infringement of any proprietary rights) resulting directly or indirectly from Orchid's use, development, manufacture, licensing, marketing, sale or other disposition or any other commercial exploitation of any Product or Service, except those which result from the gross negligence or willful misconduct of Sarnoff. Sarnoff shall promptly notify Orchid of any claim which is to be indemnified hereunder and Orchid shall have the sole right to defend, settle or compromise any such action or claim.

     7.    Term and Termination.

     7.1. Term. This Agreement shall be effective as of the Effective Date and shall continue in full force and effect unless terminated by mutual agreement or as set forth below.

     7.2. Termination. In the event Orchid fails to make payments due hereunder, Sarnoff shall have the right to terminate this Agreement upon ninety
(90) days' written notice, unless Orchid makes such payments within the ninety
(90) day notice period or unless any such payment is contested in good faith, in which event Sarnoff shall not have the right to terminate this Agreement until the matter is resolved in Sarnoff's favor pursuant to Section 13 hereof and Orchid still fails to make any such payment for thirty (30) days after such resolution.

     7.3. Survival of Sublicenses. In the event any license granted to Orchid hereunder terminates for any reason, any sublicenses granted by Orchid under this Agreement shall continue.

8.   No Implied Waivers; Rights Cumulative.

     The delay or failure of any Party at any time or times to require performance of any provisions shall in no manner affect the rights at a later time to enforce the same. No waiver by any Party of any condition or of the breach of any term contained in this Agreement, whether by conduct, or otherwise, in any one or more instances, shall be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Agreement.

9.   Force Majeure.

     Sarnoff and Orchid shall each be excused for any failure or delay in performing any of its respective obligations under this Agreement, if such failure or delay is caused by Force Majeure.

10.  Notices.

     All notices, requests and other communications to Sarnoff or Orchid hereunder shall be in writing (including telecopy or similar electronic transmissions), shall refer specifically to this Agreement and shall be personally delivered, by registered mail or certified mail, return receipt requested, postage prepaid or by reliable overnight courier service providing evidence of receipt, in each case to the respective address specified below (or to such address as may be specified in writing to the other party hereto):

     Sarnoff Corporation
     201 Washington Road
     Princeton, NJ 08543
     Attn:  Vice President, IP and Licensing

     With a copy to:

     Allen Bloom, Ph.D., Esq.
     Dechert Price & Rhoads
     Princeton Pike Corporate Center
     Princeton, NJ 08543-5218

     Orchid Biocomputer, Inc.
     201 Washington Road
     Princeton, NJ 08543
     Attn:  President

     With a copy to:

     Jeffrey M. Wiesen, Esq.
     Mintz, Levin, Cohn, Ferris,
     Glovsky and Popeo, P.C.
     One Financial Center
     Boston, MA 02111

     Any notice or communication given in conformity with this Section 12 shall be deemed to be effective: (i) when received by the addressee, if delivered by hand; (ii) three (3) days after mailing, if mailed; and (iii) one (1) business day after delivery to a reliable overnight courier service providing evidence of receipt.

11.  Successors and Assigns.

     The terms and provisions of this Agreement shall inure to the benefit of, and be binding upon, Sarnoff, Orchid, and their respective successors and assigns.

12.  Amendments.

     No amendment, modification, waiver, termination or discharge of any provision of this Agreement, nor any consent to any departure by Sarnoff or Orchid therefrom, shall in any event be effective unless the same shall be in writing specifically identifying this Agreement and the provision intended to be amended, modified, waived, terminated or discharged and signed by Sarnoff and Orchid, and each such amendment, modification, waiver, termination or discharge shall be effective only in the specific instance and for the specific purpose for which given. No provision of this Agreement shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or any other matter not set forth in an agreement in writing and signed by Sarnoff and Orchid.

13.  Arbitration

     13.1. The Parties shall attempt to resolve any dispute or controversy arising under or relating to the interpretation or meaning of this Agreement by good faith negotiations. Any matter that cannot be resolved by such good faith negotiation shall be resolved by final and binding arbitration conducted by three (3) arbitrators in Princeton, New Jersey, in accordance with the then-current American Arbitration Association ("AAA") Commercial Arbitration Rules (the "AAA Rules") as modified by this Section 13.

     13.2. The arbitrators shall be selected by mutual agreement of the parties or, failing such agreement, in accordance with the aforesaid AAA Rules. At least one (1) of the arbitration panel shall be reasonably familiar with the industry in which Orchid operates. The parties shall bear the costs of the arbitrators equally.

     13.3. The parties shall have the right of limited pre-hearing discovery, in accordance with the U.S. Federal Rules of Civil Procedure, as then in effect, for a period not to exceed sixty (60) days.

     13.4.  As soon as the discovery is concluded, but in any event with thirty
(30) days thereafter, the arbitrators shall hold a hearing in accordance with the AAA Rules. Thereafter, the arbitrators shall promptly render a written decision, together with a written opinion setting forth in reasonable detail the grounds for such a decision.

     13.5. Judgment may be entered in any court of competent jurisdiction to enforce the award entered by the arbitrator.

     13.6. The duty of the parties to arbitrate any dispute hereunder shall survive expiration or termination of this Agreement for any reason.

14.  Governing Law.

     This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

15.  Severability.

     If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, then, to the fullest extent permitted by law,
(a) all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, Sarnoff and Orchid hereby waive any provision of law that would render any provision hereof prohibited or unenforceable in any respect.

16.  Headings.

     Headings used herein are for convenience only and shall not in any way affect the construction of, or be taken into consideration in interpreting, this Agreement.

17.  Execution in Counterparts.

     This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

18.  Interpretation.

     The parties hereto acknowledge and agree that (i) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.

19.  Entire Agreement.

     This Agreement, together with any agreements referenced herein, constitutes, on and as of the date hereof, the entire agreement of Sarnoff and Orchid with respect to the licensing or transfer of technology from Sarnoff to Orchid and all prior or contemporaneous understandings or agreements, whether written or oral, between Sarnoff and Orchid with respect to such subject matter are hereby superseded in their entirety except for the SB Agreement. In the case of any conflict between the terms of this Agreement and the SB Agreement, the SB Agreement shall govern.

     IN WITNESS WHEREOF, the parties hereto have caused this License Agreement to be duly executed under seal and delivered as of the date first above written.

          SARNOFF CORPORATION

     By: /s/ Carmen A. Catanese, Ph.D.
         ------------------------------
             Carmen A. Catanese, Ph.D.

     Title: Vice President
           ----------------------------

          ORCHID BIOCOMPUTER, INC.

     By: /s/ Dale R. Pfost, Ph.D.
         ------------------------------
             Dale R. Pfost, Ph.D.



     Title: Chief Executive Officer
            and President
            ----------------------------

                               LICENSE AGREEMENT
                                   SCHEDULE A
                             PRESENT PATENT RIGHTS


TITLE                                                     INVENTORS            COUNTRY   DOCKET     STATUS       SERIAL NO.
------------------------------------------------------------------------------------------------------------------------------
Partitioned Microelectronic And Fluidic Device   Zanzucchi, P.J. Cherukui,    U.S.         11402  PATENT            08/338703
 Array For Clinical Diagnostics And Chemical     S.C. McBride, S.E.
 Synthesis
------------------------------------------------------------------------------------------------------------------------------
Partitioned Microelectronic Device Array         Zanzucchi, P.J. Cherukui,    U.S.       11402A   PATENT            08/455016
                                                 S.C. McBride, S.E., Judd,
                                                 A.K.
------------------------------------------------------------------------------------------------------------------------------
Method of Synthesis of Plurality of Compounds    Zanzucchi, P.J. Cherukui,    U.S.       11402C   PATENT            08/454781
 in Parallel Using a Partitioned Solid Support   S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
A Partitioned Microelectronic Device Array       Zanzucchi, P.J. Cherukui,    U.S.       11402D   PATENT            08/454774
                                                 S.C. McBride, S.E. Judd,
                                                 A.K.
------------------------------------------------------------------------------------------------------------------------------
Liquid Distribution System                       Zanzucchi, P.J. Cherukui,    U.S.       11402G   APPLICATION       08/556036
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
Liquid Distribution System                       Zanzucchi, P.J. Cherukui,    EPO        11402G   APPLICATION      95939862.9
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
A Partitioned Microelectronic Device Array       Zanzucchi, P.J. Cherukui,    EPO          11402  APPLICATION      95940666.1
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
A partitioned Microelectronic Device Array       Zanzucchi, P.J Cherukui,     JAPAN        11402  APPLICATION        8-516200
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
Liquid Distribution System                       Zanzucchi, P.J. Cherukui,    SINGAPORE  11402G   APPLICATION       9701983-0
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
A Partitioned Microelectronic Device Array       Zanzucchi, P.J. Cherukui,    SINGAPORE    11402  APPLICATION       9701985-5
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
A Partitioned Microelectronic Device Array       Zanzucchi, P.J. Cherukui,    AUSTRALIA    11402  APPLICATION         4233796
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
Liquid Distribution System                       Zanzucchi, P.J. Cherukui,    AUSTRALIA  11402G   APPLICATION       4,152,396
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
A Partitioned Microelectronic Device Array       Zanzucchi, P.J. Cherukui,    CANADA       11402  APPLICATION         2205066
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
Liquid Distribution System                       Zanzucchi, P.J. Cherukui,    CANADA     11402G   APPLICATION         2204912
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
A Partitioned Microelectronic Device Array       Zanzucchi, P.J. Cherukui,    KOREA        11402  APPLICATION       703200/97
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
Liquid Distribution System                       Zanzucchi, P.J. Cherukui,    JAPAN      11402G   APPLICATION        8-516201
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
Liquid Distribution System                       Zanzucchi, P.J. Cherukui,    KOREA      11402G   APPLICATION  (PCT)703201/97
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
A Partitioned Microelectronic Device Array       Zanzucchi, P.J. Cherukui,    U.S.       11402EA  APPLICATION       08/705058
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
A Partitioned Microelectronic Device Array       Zanzucchi, P.J. Cherukui,    U.S.       11402BA  APPLICATION       08/789739
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
Immunological Assay Conducted In A               Zanzucchi, P.J. Cherukui,    U.S.       11402FA  APPLICATION       08/914941
 Microlaboratory Array                           S.C. McBride, S.E. Judd,
                                                 A.K.
------------------------------------------------------------------------------------------------------------------------------
System For Liquid Distribution                   Levine, A.W. Cherukui,       U.S.         11637  APPLICATION       08/745767
                                                 S.C. Matey, J.R.
------------------------------------------------------------------------------------------------------------------------------
Apparatus And Methods For Controlling Fluid      Zanzucchi, P.J. McBride,     U.S.         11717  PATENT            08/469238
 Flow In Microchannels                           S.E. Burton, C.A.
                                                 Cherukui, S.C.
------------------------------------------------------------------------------------------------------------------------------
Electrokinetic Pumping                           Zanzucchi, P.J. McBride,     U.S.       11717A   APPLICATION       08/556423
                                                 S.E. Burton C. A. Demers,
                                                 R.
------------------------------------------------------------------------------------------------------------------------------
Electrokinetic Pumping                           Zanzucchi, P.J. McBride,     EPO        11717A   APPLICATION  US95/14586
                                                 S.E., Burton, C.A. Demers,
                                                 R.
------------------------------------------------------------------------------------------------------------------------------
Electrokinetic Pumping                           Zanzucchi, P.J. McBride,     JAPAN      11717A   APPLICATION
                                                 S.E. Burton, C.A. Demers,
                                                 R.
------------------------------------------------------------------------------------------------------------------------------
Electrokinetic Pumping                           Zanzucchi, P.J. McBride,     KOREA      11717A   APPLICATION
                                                 S.E. Burton, C.A. Demers,
                                                 R.
------------------------------------------------------------------------------------------------------------------------------
Electrokinetic Pumping                           Zanzucchi, P.J. McBride,     SINGAPORE  11717A   APPLICATION  US95/14586
                                                 S.E. Burton, C.A. Demers,
                                                 R.
------------------------------------------------------------------------------------------------------------------------------
Electrokinetic Pumping                           Zanzucchi, P.J. McBride,     AUSTRALIA  11717A   APPLICATION        95/14586
                                                 S.E. Burton, C.A. Demers,
                                                 R.
------------------------------------------------------------------------------------------------------------------------------
Electrokinetic Pumping                           Zanzucchi, P.J. McBride,     CANADA     11717A   APPLICATION  US95/14586
                                                 S.E. Burton, C.A. Demers,
                                                 R.
------------------------------------------------------------------------------------------------------------------------------
Electrokinetic Pumping                           Zanzucchi, P.J. McBride,     U.S.       11717B   APPLICATION       08/645966
                                                 S.E. Burton, C.A. Demers,
                                                 R.
------------------------------------------------------------------------------------------------------------------------------
Electrokinetic Pumping                           Zanzucchi, P.J. McBride,     PCT        11717B   APPLICATION        97/07880
                                                 S.E. Burton, C.A. Demers,
                                                 R.
------------------------------------------------------------------------------------------------------------------------------
Method And System For Inhibiting                 Cherukui, S.C. Demers,       U.S.         11740  PATENT            08/483331
 Cross-Contamination In Fluids Of                Fan, Z.H. Levine, A.W.
 Combinatorial Chemistry Device                  McBride, S.E. Zanzucchi,
                                                 P.J.
------------------------------------------------------------------------------------------------------------------------------
Method And System For Inhibiting                 Cherukui, S.C. Demers,       U.S.       11740A   APPLICATION       08/726953
 Cross-Contamination In Fluids Of                Fan, Z.H. Levine, A.W.
 Combinatorial Chemistry Device                  McBride, S.E. Zanzucchi,
                                                 P.J.
------------------------------------------------------------------------------------------------------------------------------
Assay System                                     Andrevski, Z.M. Roach, W.R.  U.S.         11772  APPLICATION       08/742317
------------------------------------------------------------------------------------------------------------------------------
Assay System And Method For Conducting Assays    Andrevski, Z.M. Roach,       PCT          11772  APPLICATION        96/17116
                                                 W.R. Southgate, D.
                                                 Zanzucchi, P.J.
------------------------------------------------------------------------------------------------------------------------------
Field-Assisted Sealing                           Fan, Z.H. Cherukui, S.C.     PCT          11865  APPLICATION        95/14654
                                                 Levine, A.W. Lipp, S.A
------------------------------------------------------------------------------------------------------------------------------
Field-Assisted Sealing                           Fan, Z.H. Cherukui, S.C.     U.S.         11865  APPLICATION       08/745766
                                                 Levine, A.W. Lipp, S.A
------------------------------------------------------------------------------------------------------------------------------
Parallel Reaction Cassette And Associated        Roach, W.R. Southgate,       U.S.         11895  APPLICATION       08/786956
 Devices                                         P.D. Andrevski, Z.M.
                                                 Zanzucchi, P.J.
------------------------------------------------------------------------------------------------------------------------------
Parallel Reaction Cassette And Associated        Roach, W.R. Southgate,       PCT          11895  APPLICATION        97/00298
 Devices                                         P.D. Andrevski, Z.M.
                                                 Zanzucchi, P.J.
------------------------------------------------------------------------------------------------------------------------------
Magnet                                           McBride, S.E.                U.S.       11904A   APPLICATION       08/742971
------------------------------------------------------------------------------------------------------------------------------
Magnet                                           McBride, S.E.                PCT          11904  APPLICATION        96/17398
------------------------------------------------------------------------------------------------------------------------------
Method Of Producing Micro-Electric Conduits      Thaler, B.J. Quinn, R.L.     U.S.         11948  APPLICATION       08/554887
                                                 Braun, P.L. Zanzucchi,
                                                 P.J. Burton, C.A. McBride,
                                                 S.E.
------------------------------------------------------------------------------------------------------------------------------
Method Of Producing Micro-Electric Conduits      Thaler, B.J. Quinn, R.L.     EPO          11948  APPLICATION  PCT95/14587
                                                 Braun, P.L. Zanzucchi,
                                                 P.J. Burton, C.A. McBride,
                                                 S.E.
------------------------------------------------------------------------------------------------------------------------------
Method Of Producing Micro-Electric Conduits      Thaler, B.J. Quinn, R.L.     JAPAN        11948  APPLICATION  PCT95/14587
                                                 Braun, P.L. Zanzucchi,
                                                 P.J. Burton, C.A. McBride,
                                                 S.E.
------------------------------------------------------------------------------------------------------------------------------
Method Of Producing Micro-Electric conduits      Thaler, B.J. Quinn, R.L.     KOREA        11948  APPLICATION  PCT95/14587
                                                 Braun, P.L. Zanzucchi,
                                                 P.J. Burton, C. A.
                                                 McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
Method Of Producing Micro-Electric Conduits      Thaler, B.J. Quinn, R.L.     CANADA       11948  APPLICATION  PCT95/14587
                                                 Braun, P.L. Zanzucchi,
                                                 P.J. Burton, C. A.
                                                 McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
Method Of Producing Micro-Electric Conduits      Thaler, B.J. Quinn, R.L.     AUSTRALIA    11948  APPLICATION  PCT95/14587
                                                 Braun, P.L. Zanzucchi,
                                                 P.J. Burton, C. A.
                                                 McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
Method Of Producing Micro-Electric Conduits      Thaler, B.J. Quinn, R.L.     SINGAPORE    11948  APPLICATION  PCT95/14587
                                                 Braun, P.L. Zanzucchi,
                                                 P.J. Burton, C. A.
                                                 McBride, S.E
------------------------------------------------------------------------------------------------------------------------------
Bead Disbursement Devices                        Demers, R. Cherukui, S.C.    U.S.         12012  APPLICATION       08/805413
------------------------------------------------------------------------------------------------------------------------------
Method For Polynucleotide Sequencing             Kumar, R. Heaney, P.         U.S.         12024  APPLICATION       08/665210
------------------------------------------------------------------------------------------------------------------------------
Method For Polynucleotide Sequencing             Kumar, R. Heaney, P.         PCT          12024  APPLICATION        97/09664
------------------------------------------------------------------------------------------------------------------------------
Method For Polynucleotide Sequencing             Kumar, R. Heaney, P.         U.S.       12024A   APPLICATION      08/950,709
------------------------------------------------------------------------------------------------------------------------------
Massively Parallel Detection                     Stabile, P. Ludington, D.    U.S.       12034B   APPLICATION       08/721427
                                                 York, P.K. Rosen, A.
                                                 Cherukui, S. Zanzucchi, P.
------------------------------------------------------------------------------------------------------------------------------
Massively Parallel Detection                     Stabile, P. Ludington, D.    U.S.       12034A   APPLICATION       08/721432
                                                 York, P.K.
------------------------------------------------------------------------------------------------------------------------------
Massively Parallel Detection                     Stabile, P. Ludington, D.    PCT          12034  APPLICATION        97/17930
                                                 York, P. K. Rosen, A.
                                                 Cherukui, S. Zanzucchi, P.
------------------------------------------------------------------------------------------------------------------------------
Nuclease Protection Assays                       Kumar, R.                    U.S.         12038  APPLICATION       08/665104
------------------------------------------------------------------------------------------------------------------------------
Nuclease Protection Assays                       Kumar, R.                    PCT          12038  APPLICATION        97/09800
------------------------------------------------------------------------------------------------------------------------------
Method For Capturing A Nucleic Acid              Loewy, Z. Kumar, R.          U.S.         12049  APPLICATION       08/881282
------------------------------------------------------------------------------------------------------------------------------
Microfluidic Method For Nucleic Acid             Loewy, Z. G. Kumar, R.       U.S.         12050  APPLICATION       08/665209
 Amplification
------------------------------------------------------------------------------------------------------------------------------
Microfluidic Method For Nucleic Acid             Loewy, Z. G. Kumar, R.       PCT          12050  APPLICATION        97/09663
 Amplification
------------------------------------------------------------------------------------------------------------------------------
Method For Amplifying A Polypeptide              Loewy, Z. G.                 U.S.         12081  APPLICATION      08/6633688
------------------------------------------------------------------------------------------------------------------------------
Method For Amplifying A Polynucleotide           Loewy, Z. G. Kumar, R.       PCT          12081  APPLICATION        97/09665
------------------------------------------------------------------------------------------------------------------------------
Apportioning System                              Demers, R. R.                PCT          12087  APPLICATION        97/05153
------------------------------------------------------------------------------------------------------------------------------
Apportionment System                             Demers, R. R.                U.S.         12087  APPLICATION       08/630047
------------------------------------------------------------------------------------------------------------------------------
Plate For Reaction System                        Demers, R. R. Cherukui,      U.S.         12098  APPLICATION       08/630018
                                                 S.C. Levine, A. W. O'Mara,
                                                 K. D.
------------------------------------------------------------------------------------------------------------------------------
Plate For Reaction System                        Demers, R. R. Cherukui,      PCT          12098  APPLICATION        97/05841
                                                 S.C. Levine, A. W. O'Mara,
                                                 K. D.
------------------------------------------------------------------------------------------------------------------------------
Plate For Reaction System                        Demers, R. R. Cherukui,      U.S.       12098A   APPLICATION       08/850669
                                                 S.C. Levine, A. W. O'Mara,
                                                 K. D.
------------------------------------------------------------------------------------------------------------------------------
Automated nucleic Acid Preparation               Southgate, P. D. Loewy,      U.S.         12120  APPLICATION       08/664780
                                                 Z.G.
------------------------------------------------------------------------------------------------------------------------------
Automated Nucleic Acid Isolation                 Southgate, P. D. Loewy, Z.   PCT          12120  APPLICATION        97/09801
                                                 G.
------------------------------------------------------------------------------------------------------------------------------
Padlock Probe Detection                          Kumar, R.                    U.S.         12162  APPLICATION       08/665208
------------------------------------------------------------------------------------------------------------------------------
Padlock Probe Detection                          Kumar, R.                    PCT          12162  APPLICATION        97/09802
------------------------------------------------------------------------------------------------------------------------------
Indirect Electrode-Based Pumps                   McBride, S.E. Chiang, W.     U.S.         12189  APPLICATION       08/848413
                                                 Heaney, P.J. Cherukui, S.C.
------------------------------------------------------------------------------------------------------------------------------
Method for Enhancing Fluorescence                Zanzucchi, P.J.              U.S.         12215  APPLICATION       08/961860
------------------------------------------------------------------------------------------------------------------------------
Capacitive Denaturation Of Nucleic Acid          Moroney, R. M. Kumar, R.     U.S.         12288  APPLICATION       08/936323
                                                 Fishman, D.M.
------------------------------------------------------------------------------------------------------------------------------
Amplification Method For A Polynucleotide        Kumar, R.                    U.S.         12317  APPLICATION       08/924763
------------------------------------------------------------------------------------------------------------------------------
Balanced Asymmetric Electronic Pulse Patterns    McBride, S.E.                U.S.         12337  APPLICATION       08/821480
 For Operating Electrode-Based Pumps
------------------------------------------------------------------------------------------------------------------------------
Method For Capturing A Microorganism             Kumar, R. Fan, Z.H.          U.S.         12339  APPLICATION       08/927389
                                                 Hoghoogi, B. Stabile, P.J.
------------------------------------------------------------------------------------------------------------------------------
Flow Control In Microfluidics Devices By         Fare, T. L. Fan, Z. H.       U.S.         12365  APPLICATION             08/
 Controlled Bubble Formation                     Heaney, P. J.
------------------------------------------------------------------------------------------------------------------------------
Method For Translocating Microparticles In A     Fan, Z. H. McBride, S.E.     U.S.         12368  APPLICATION       08/838102
 Microfabricated Device                          Cherukui, S.C.
------------------------------------------------------------------------------------------------------------------------------
Liquid Distribution System                       Zanzucchi, P.J. Cherukui,    U.S.       12385A   APPLICATION       08/744386
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
Liquid Distribution System                       Zanzucchi, P.J. Cherukui,    PCT          12385  APPLICATION        97/18266
                                                 S.C. McBride, S.E.
------------------------------------------------------------------------------------------------------------------------------
Vertical EHD Pump Integrated With Capillary      McBride, S.E. York, P. K.    U.S.       12519P   APPLICATION       60/046321
 Stop Or Break
------------------------------------------------------------------------------------------------------------------------------

TITLE                                             PATENT NO.  FILING DATE  ISSUE DATE
-------------------------------------------------------------------------------------
Partitioned Microelectronic And Fluidic Device     5,585,069     11/10/94    12/17/96
 Array For Clinical Diagnostics And Chemical
 Synthesis
-------------------------------------------------------------------------------------
Partitioned Microelectronic Device Array           5,593,838    5/31/1995     1/14/97


-------------------------------------------------------------------------------------
Method of Synthesis of Plurality of Compounds      5,643,738    5/31/1995      7/1/97
 in Parallel Using a Partitioned Solid Support
-------------------------------------------------------------------------------------
A Partitioned Microelectronic Device Array         5,681,484    5/31/1995    10/28/97


-------------------------------------------------------------------------------------
Liquid Distribution System                                      11/9/1995

-------------------------------------------------------------------------------------
Liquid Distribution System                                      11/9/1995

-------------------------------------------------------------------------------------
A Partitioned Microelectronic Device Array         0 808 456    11/9/1995

-------------------------------------------------------------------------------------
A partitioned Microelectronic Device Array                      11/9/1995

-------------------------------------------------------------------------------------
Liquid Distribution System                                      11/9/1995

-------------------------------------------------------------------------------------
A Partitioned Microelectronic Device Array                      11/9/1995

-------------------------------------------------------------------------------------
A Partitioned Microelectronic Device Array                      11/9/1995

-------------------------------------------------------------------------------------
Liquid Distribution System                                      11/9/1995

-------------------------------------------------------------------------------------
A Partitioned Microelectronic Device Array                      11/9/1995

-------------------------------------------------------------------------------------
Liquid Distribution System                                      11/9/1995

-------------------------------------------------------------------------------------
A Partitioned Microelectronic Device Array                      11/9/1995

-------------------------------------------------------------------------------------
Liquid Distribution System                                      11/9/1995

-------------------------------------------------------------------------------------
Liquid Distribution System                                      11/9/1995

-------------------------------------------------------------------------------------
A Partitioned Microelectronic Device Array                      8/29/1996

-------------------------------------------------------------------------------------
A Partitioned Microelectronic Device Array                        1/27/97

-------------------------------------------------------------------------------------
Immunological Assay Conducted In A                                8/20/97
 Microlaboratory Array

-------------------------------------------------------------------------------------
System For Liquid Distribution                                 11/08/1996

-------------------------------------------------------------------------------------
Apparatus And Methods For Controlling Fluid        5,632,876     6/6/1995     5/27/97
 Flow In Microchannels

-------------------------------------------------------------------------------------
Electrokinetic Pumping                                          11/9/1995


-------------------------------------------------------------------------------------
Electrokinetic Pumping                                          11/9/1995


-------------------------------------------------------------------------------------
Electrokinetic Pumping                                          11/9/1995


-------------------------------------------------------------------------------------
Electrokinetic Pumping                                          11/9/1995


-------------------------------------------------------------------------------------
Electrokinetic Pumping                                          11/9/1995


-------------------------------------------------------------------------------------
Electrokinetic Pumping                                          11/9/1995


-------------------------------------------------------------------------------------
Electrokinetic Pumping                                          11/9/1995


-------------------------------------------------------------------------------------
Electrokinetic Pumping                                            5/10/96


-------------------------------------------------------------------------------------
Electrokinetic Pumping                                            5/12/97


-------------------------------------------------------------------------------------
Method And System For Inhibiting                   5,603,351     6/7/1995     2/18/97
 Cross-Contamination In Fluids Of
 Combinatorial Chemistry Device

-------------------------------------------------------------------------------------
Method And System For Inhibiting                                  10/7/96
 Cross-Contamination In Fluids Of
 Combinatorial Chemistry Device

-------------------------------------------------------------------------------------
Assay System                                                    11/1/1996
-------------------------------------------------------------------------------------
Assay System And Method For Conducting Assays                   11/1/1996


-------------------------------------------------------------------------------------
Field-Assisted Sealing                                          11/9/1995

-------------------------------------------------------------------------------------
Field-Assisted Sealing                                         11/08/1996

-------------------------------------------------------------------------------------
Parallel Reaction Cassette And Associated                       1/23/1997
 Devices

-------------------------------------------------------------------------------------
Parallel Reaction Cassette And Associated                       1/24/1997
 Devices

-------------------------------------------------------------------------------------
Magnet                                                            11/1/96
-------------------------------------------------------------------------------------
Magnet                                                          11/3/1996
-------------------------------------------------------------------------------------
Method Of Producing Micro-Electric Conduits                     11/9/1995



-------------------------------------------------------------------------------------
Method Of Producing Micro-Electric Conduits                     11/9/1995



-------------------------------------------------------------------------------------
Method Of Producing Micro-Electric Conduits                     11/9/1995



-------------------------------------------------------------------------------------
Method Of Producing Micro-Electric conduits                     11/9/1995



-------------------------------------------------------------------------------------
Method Of Producing Micro-Electric Conduits                     11/9/1995



-------------------------------------------------------------------------------------
Method Of Producing Micro-Electric Conduits                     11/9/1995



-------------------------------------------------------------------------------------
Method Of Producing Micro-Electric Conduits                     11/9/1995



-------------------------------------------------------------------------------------
Bead Disbursement Devices                                         2/26/97
-------------------------------------------------------------------------------------
Method For Polynucleotide Sequencing                            6/14/1996
-------------------------------------------------------------------------------------
Method For Polynucleotide Sequencing                              6/13/97
-------------------------------------------------------------------------------------
Method For Polynucleotide Sequencing                             10/15/97
-------------------------------------------------------------------------------------
Massively Parallel Detection                                    9/26/1996


-------------------------------------------------------------------------------------
Massively Parallel Detection                                    9/26/1996

-------------------------------------------------------------------------------------
Massively Parallel Detection                                      9/25/97


-------------------------------------------------------------------------------------
Nuclease Protection Assays                                      6/14/1996
-------------------------------------------------------------------------------------
Nuclease Protection Assays                                      6/16/1997
-------------------------------------------------------------------------------------
Method For Capturing A Nucleic Acid                               6/24/97
-------------------------------------------------------------------------------------
Microfluidic Method For Nucleic Acid                            6/14/1996
 Amplification
-------------------------------------------------------------------------------------
Microfluidic Method For Nucleic Acid                            6/13/1997
 Amplification
-------------------------------------------------------------------------------------
Method For Amplifying A Polypeptide                             6/14/1996
-------------------------------------------------------------------------------------
Method For Amplifying A Polynucleotide                          6/13/1997
-------------------------------------------------------------------------------------
Apportioning System
-------------------------------------------------------------------------------------
Apportionment System                                               4/9/96
-------------------------------------------------------------------------------------
Plate For Reaction System                                          4/9/96


-------------------------------------------------------------------------------------
Plate For Reaction System                                          4/9/97


-------------------------------------------------------------------------------------
Plate For Reaction System                                          5/2/97


-------------------------------------------------------------------------------------
Automated nucleic Acid Preparation                              6/14/1996

-------------------------------------------------------------------------------------
Automated Nucleic Acid Isolation                                6/16/1997

-------------------------------------------------------------------------------------
Padlock Probe Detection                                         6/14/1996
-------------------------------------------------------------------------------------
Padlock Probe Detection                                           6/16/97
-------------------------------------------------------------------------------------
Indirect Electrode-Based Pumps                                     5/8/97

-------------------------------------------------------------------------------------
Method for Enhancing Fluorescence                                10/31/97
-------------------------------------------------------------------------------------
Capacitive Denaturation Of Nucleic Acid                           9/24/97

-------------------------------------------------------------------------------------
Amplification Method For A Polynucleotide                         8/27/97
-------------------------------------------------------------------------------------
Balanced Asymmetric Electronic Pulse Patterns                     3/21/97
 For Operating Electrode-Based Pumps
-------------------------------------------------------------------------------------
Method For Capturing A Microorganism                              8/26/97

-------------------------------------------------------------------------------------
Flow Control In Microfluidics Devices By                         11/19/97
 Controlled Bubble Formation
-------------------------------------------------------------------------------------
Method For Translocating Microparticles In A                      4/15/97
 Microfabricated Device
-------------------------------------------------------------------------------------
Liquid Distribution System                                        11/7/96

-------------------------------------------------------------------------------------
Liquid Distribution System                                       10/10/97

-------------------------------------------------------------------------------------
Vertical EHD Pump Integrated With Capillary                       5/13/97
 Stop Or Break
-------------------------------------------------------------------------------------

                   Amendment to License and Option Agreement

     THIS AMENDMENT, dated as of April 13, 2000 ("Closing Date"), is by and between SARNOFF CORPORATION, a New Jersey corporation having a principal place of business at 201 Washington Road, Princeton, New Jersey 08543 ("Sarnoff"), and ORCHID BIOSCIENCES, INC.(formerly known as Orchid Biocomputer, Inc.), a Delaware corporation having a principal place of business at 303 College Road East, Princeton, New Jersey 08540 ("Orchid").

     WHEREAS, Orchid (as Orchid Biocomputer, Inc.) and Sarnoff entered into a License and Option Agreement dated as of December 10, 1997 ("License Agreement"); and

     WHEREAS, Orchid and Sarnoff wish to amend the License Agreement as set forth herein.

     NOW, THEREFORE, Sarnoff and Orchid hereby agree that the License Agreement is amended as follows:

1.  DEFINITIONS.

        (a) All capitalized terms, unless otherwise defined herein, will have the meanings given to them in the License Agreement.

        (b) The following definitions in Section 1 of the License Agreement are amended as follows:

        1.13 The definition of "Funded Research Program" deleted in its entirety and the following is inserted in its place:

               "Funded Research Program" means the research or development activities that have been conducted by the Parties (or their respective designees) for the Option Fields set forth in Section 1.21(a) and (c) and for which Sarnoff received research funding from Orchid prior to December 31, 1999.

        1.19 The definition of "Net Sales" is deleted in its entirety and "Intentionally Omitted" is inserted in its place.

        1.21 The definition of "Option Fields" is deleted in its entirety and the following is inserted in its place:


        "Option Field(s)" shall mean the use of Chips in:

        (a) Genomics, that is, nucleic acid-based analysis for discovery or development of human and animal pharmaceuticals or agricultural chemicals to treat plant diseases and pests and for the discovery of plant genes for the purpose of modifying plant traits ("Genomics Field");

        (b) Non-nucleic acid-based and non-cell based analyses for high throughout screening, that is for discovering and developing human and animal pharmaceuticals and agricultural chemicals to treat plant diseases and pests ("HTS Field");

        (c) Analysis and synthesis Research Products for use in the Life Sciences and in chemistry and materials research ("Research Products Field"); and

        (d) Cell-based assays for lead discovery, lead optimization and pharmaceutical development, including assays for drug metabolism, pharmacokinetics, toxicology and bioavailability ("Cell-Based Assay Field").

        1.22. The definition of "Option Period" is deleted in its entirety and the following is inserted in its place:

        "Option Field" means that period of time terminating on the Closing
        Date.

        1.24. The definition of "Orchid Field" is deleted in its entirety and the following is inserted in its place:

        "Orchid Field" shall mean (a) the use of Chips to carry out Combinatorial Chemistry for the purpose of discovering human, animal or plant pharmaceuticals, herbicides or pesticides, (b) the In-vitro Diagnostic Field, (c) the Genomics Field; and (d) the Research Products Field. The Orchid Field does not include the HTS Field and the Cell-based Assay Field.

        (c) The following definition is added to Section 1 of the License
        Agreement:

        1.40 "IPO Price" means the price per share of the common stock of Orchid upon the closing of a firm commitment underwritten initial public offering by Orchid of its common stock to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended ("IPO").

2.  AMENDMENTS TO GRANT OF RIGHTS.

        (a) Section 2.1 of the License Agreement is amended as follows:

                 2.1.1 Section 2.1.1 of the License Agreement is deleted in its entirety and the following is inserted in its place:

            Subject to the terms and conditions of this Agreement, Sarnoff hereby grants to Orchid an exclusive, fully paid-up, worldwide, right and license under the Licensed Technology, with the right to sublicense, to develop, have developed, make, have made, use, have used, import, have imported, offer for sale, sell, have sold or lease, any Products, Storage Devices and/or Input/Output Devices for Type 1 Storage Devices and Chips and/or to provide any Services in the Orchid Field, provided, however, that with respect to Type 2 Storage Devices and Input/Output Devices for Type 1 Storage Devices, such License shall only be exclusive for Licensed Technology described in clauses (a)-(e) and (g) of Section 1.17 and further provided however with respect to the Research Products Field, the license shall be exclusive for the Life Science Field and non-exclusive for materials and chemical research. In addition, the license granted under this Section 2.1.1 with regard to Ancillary Devices shall be limited to the designs of the Ancillary Devices in the Delivered Chips and Instruments and shall include the right to modify such designs using Orchid or third party Intellectual Property.

                 2.1.2 Section 2.1.2.1 of the License Agreement is deleted in its entirety and the following is inserted in its place:

            Subject to the terms and conditions of this Agreement, Sarnoff hereby grants to Orchid a non-exclusive, fully paid-up, worldwide, right and license under the Licensed Technology, with the right to sublicense, to develop, have developed, make, have made, use, have used, import, have imported, offer for sale, sell have sold or lease (a) any Products, Storage Devices and Input/ Output Devices and provide any Services (i) in the HTS Field and the Cell-Based Assay Field, and (ii) which use Chips to carry out Combinatorial Chemistry for purposes not included in the Orchid Field provided however that such license under this Section 2.1.2.1(ii) outside the Life Science Field shall be limited to use for industrial materials and chemicals and shall be limited to Licensed Technology under Section 1.17(a)-(e) and (g). However, the license granted under this Section 2.1.2.1 with regard to Ancillary Devices shall be limited to the designs of the Ancillary Devices in the Delivered Chips and Instruments and shall include the right to modify such designs using Orchid or third party Intellectual Property. The licenses granted pursuant to this Section 2.1.2 shall in no way be deemed to limit the scope of any exclusive license granted pursuant to Section 2.1.1.

                 2.1.2.2 Section 2.1.2.2 of the License Agreement is deleted in its entirety and the following is inserted in its place:

            Subject to the terms and conditions of this Agreement, Sarnoff hereby grants to Orchid a non-exclusive, fully paid-up, worldwide, right and license under Non-Exclusive Licensed Technology, with the right to sublicense, to develop, have developed, make, have made, use, have used, import, have imported, offer for sale, sell, have sold or lease any Products, Storage Devices and Input/Output Devices and provide any Services (i) in the Orchid Field and in the HTS Field and the Cell-Based Assay Field, and (ii) which use Chips to carry out Combinatorial Chemistry for purposes not included in the Orchid Field to the extent such uses of Chips is licensed under
            Section 2.1.2.1.

                2.1.2.3 Section 2.1.2.3 of the License Agreement is deleted in its entirety and the following is inserted in its place:

            Subject to the terms and conditions of this Agreement, Sarnoff hereby grants to Orchid a non-exclusive, fully paid-up, worldwide, right and license under Licensed Technology, with the right to sublicense, to develop, have developed, make, have made, use, have used, import, have imported, offer for sale, sell, have sold or lease Input/Output Devices for Type 2 Storage Devices in the Orchid Field.

                  2.1.3 Section 2.1.3 of the License Agreement is deleted in its entirety and "Intentionally Omitted" is inserted in its place.

                  2.1.4 Section 2.1.4 is hereby deleted in its entirety and "Intentionally Omitted" is inserted in its place.

                  2.1.6 Section 2.1.6 is deleted in its entirety and the
            following is inserted in its place:

            Sarnoff represents to Orchid that, as of the Closing Date, none of the Licensed Technology has been licensed from a third party.


                  2.1.8 Section 2.1.8 is deleted in its entirety and the
            following is inserted in its place:

            All tangible instruments, devices, prototypes or components thereof which are produced in Funded Research Programs at Sarnoff funded by Orchid (collectively, the "Tangible Instruments") shall be owned by Orchid. Sarnoff will deliver all Tangible Instruments of which it is aware to Orchid by no later than August 31, 2000. Thereafter, Orchid will notify Sarnoff in writing of any Tangible Instruments that Sarnoff is required, but failed, to deliver to Orchid under this
            Section 2.1.8, and Sarnoff will deliver to Orchid any such Tangible Instrument within 30 days of Orchid's notice. Orchid shall have the right to use and to reproduce all such Tangible Instruments under the terms of this Agreement.

                  2.2 Section 2.2 is deleted in its entirety and the following is inserted in its place:

            Nothing in this Agreement shall be interpreted to preclude Sarnoff or any of its subsidiaries or licensees or sublicensees from engaging in their businesses; provided that nothing in this Section
            2.2 shall limit the exclusive grant to Orchid under Section 2.1. Notwithstanding the foregoing, for a period of one (1) year, Sarnoff and its wholly-owned subsidiaries will not:

                 (a) collaborate with or enter into any agreement to provide research services or grant any license to any commercial third party for (i) designing or modifying Chips or Input/Output Devices for Chips for use in the Orchid Field, (ii) designing or modifying Type 1 Storage Devices or Input/Output Devices for Type 1 Storage
            Devices that are customized or designed by Sarnoff for use with Chips in the Orchid Field, or (iii) designing or modifying Ancillary Devices, whether or not incorporated in Delivered Chips and Instruments, that are designed or customized by Sarnoff in collaboration with the third party while Sarnoff itself is in possession of the third party's Chips as part of a joint effort to design or optimize a system that includes Chips for use in the Orchid Field; or

                 (b) sell products which contain Chips, Type 1 Storage Devices,
            Input/Output Devices for Chips or Type 1 Storage Devices to any commercial third party for use in the Orchid Field.

            The foregoing:

                 (w) shall not prevent Sarnoff or any of its subsidiaries from providing services related to, or from developing, licensing or selling printers, cameras, imaging systems or displays including but not limited to those which employ Chips therein so long as they are not Ancillary Devices exclusively licensed to Orchid or designed or customized in violation of 2.2(i)(a)(iii);

                 (x) shall not prevent Sarnoff or any of its subsidiaries from providing services related to, or from developing, licensing or selling (a) Type 2 Storage Devices, or (b) Ancillary Devices, Type 1 Storage Devices or Input/Output Devices for use outside the Orchid Field or from developing, licensing or selling products of general applicability which may be useful in the Orchid Field as long as such products are not specifically designed or modified for use with Chips, Type 1 Storage Devices, or Input/Output Devices for Chips or Type 1 Storage Devices,

                 (y) shall not require Sarnoff to prevent purchasers of such
            Ancillary Devices, Storage Devices or

            Input/Output Devices from using such Ancillary Devices, Storage Devices or Input/Output Devices in the Orchid Field, and

                 (z) shall not require Sarnoff to prevent parties with whom
            Sarnoff collaborates or provides research services or to whom Sarnoff grants any license from modifying, for use in the Orchid Field, products developed or licensed to them by Sarnoff, as long as Sarnoff or its wholly-owned subsidiaries do not contribute to the modification.

2.      2.3  Amendments to Option Grant.

             2.1 (a) Sections 2.3 (paragraphs 2.3.1 - 2.3.5 inclusive), 2.4 and
        2.5 of the License Agreement are deleted in their entirety and the following is inserted in their place:

             2.3. The Parties acknowledge that Orchid has exercised the exclusive option to include the Genomics Field and the Research Products Field in the Orchid Field and to receive exclusive licenses in such Option Fields. No other options are granted by Sarnoff to Orchid hereunder to the remaining Option Fields, with respect to which remaining Option Fields Orchid has and retains a non-exclusive license pursuant to the terms and conditions of this Agreement, as amended.

                 2.3.1 The Parties agree that, in consideration of the payments to be made and securities to be delivered by Orchid to Sarnoff pursuant to Sections 3.1(c) and 3.5 below, as of the Closing Date of this Amendment:

                     (i) Sarnoff will not conduct any further research and development activities for Orchid with respect to the Genomics Field and the Research Products Field; the Funded Research Program in connection with the Genomics Field and the Research Products Field are deemed to be fully paid-up, funded and completed and Orchid does not and will not owe Sarnoff any monies for royalties, option exercise fees or otherwise in connection with such fields;

                     (ii) no further options are exercisable under the License Agreement; and

                     (iii) the Parties will not engage in any further funded research or development activities in connection with any Option Field, unless under a separate written agreement.

                     2.3.2  Intentionally omitted.

                     2.3.3  Intentionally omitted.

                     2.3.4  Intentionally omitted.

                     2.3.5 Sarnoff has delivered to Orchid and Orchid has
                 accepted a detailed list of all Licensed Technology which, to the best of Sarnoff's knowledge, was invented or developed during the course of the Funded Research Programs, or incorporated in devices or systems as part of any such Funded Research Programs as of the Closing Date. A list which has been mutually agreed upon by the Parties and appended to this Agreement (as amended) (Exhibit A) includes Licensed Technology attributable to such Funded Research Programs as well as other technology licensed hereunder as Research Technology. After the Closing Date, if Sarnoff becomes aware of any Licensed Technology that had not been delivered, Sarnoff will promptly deliver such Licensed Technology to Orchid. If Orchid becomes aware of any Licensed Technology that had not been delivered by Sarnoff on or after the Closing Date in accordance with this
                 Section 2.3.5, Orchid will notify Sarnoff in writing and the parties will negotiate the terms of its delivery to Orchid.

     2.4 Notwithstanding any provision of this Agreement, (a) the failure by Orchid to exercise any Option which was granted by Sarnoff under this

                 Agreement shall not in any way affect any exclusive licenses granted to Orchid hereunder, any non-exclusive licenses granted to Orchid with respect to the HTS Field and the Cell-Based Assay Field and (b) the scope of any licenses granted to Orchid in the SB Agreement shall not be limited or affected in any way by this Agreement.

                 2.5 Section 2.5 of the License Agreement is deleted in its entirety and "Intentionally Omitted" is inserted in its place.

        (b) Section 2.6.2 of the License Agreement is deleted in its entirety and the following is inserted in its place:

                 2.6.2 Unless otherwise agreed in writing, without the prior written consent of Sarnoff, Orchid shall not grant a license or other right to any third party to use or practice outside the Orchid Field any Joint Inventions or Joint Patent Right, or to develop, have developed, make, have made, use, have used, offer to sell, sell, have sold, import, have imported, lease, or otherwise distribute any products or deliver any services outside the Orchid Field Covered By Joint Patent Rights. Unless otherwise agreed in writing, without the prior written consent of Orchid, Sarnoff shall not grant a license or other right to any third party to use or practice in the Orchid Field, any Joint Invention or Joint Patent Right, or to develop, have developed, make, have made, use, have used, offer to sell, sell, have sold, import, have imported, lease or otherwise distribute any products or deliver any services, within the Orchid Field Covered By Joint Patent Rights.

3.  AMENDMENTS TO CONSIDERATION.

        (a)  Section 3.1(b) of the License Agreement is amended as follows:

             has previously issued to Sarnoff or to Sarnoff's designated employees Eighty Two Thousand Five Hundred (82,500) shares of Common Stock, par value $.001, of Orchid and One Hundred Sixty Seven Thousand Five

             Hundred (167,500) shares of Series A Convertible Preferred Stock, par value $0.001, of Orchid in consideration of the license granted hereunder in the In-vitro Diagnostic Field; and

         3.2 (b) Section 3.1(c) of the License Agreement is deleted in its entirety and the following is inserted in its place:

             agrees, as full and final payment for all obligations of Orchid to Sarnoff under this License Agreement with respect to the Research Products Field and the Genomics Field including, without limitation, any and all obligations to conduct or fund research and/or development, make royalty or other payments or issue any of its common or preferred stock or any other Orchid security, to:

                     (i) Pay $970,000 and issue 50,000 shares of Orchid's common stock to Sarnoff with respect to the Research Products Field;

                     (ii) Pay $2,000,000 and issue 100,000 shares of Orchid's common stock to Sarnoff with respect to the Genomics Field; and

                     (iii) Issue an additional 50,000 shares of Orchid's common stock to Sarnoff as a full, advance payment of any and all future royalties that may be owed to Sarnoff by Orchid with respect to royalty-bearing Products or Services marketed in the Genomics Field or Research Products Field.

          3.3 (c) Section 3.2 of the License Agreement is deleted in its entirety and the following is inserted in its place:

                 3.2  Option Consideration.

                 (a) With respect to the exercise of the Option for the Research Products Field, Orchid previously issued to Sarnoff 33,300 shares of

                 Common Stock of Orchid, par value $.001 and 66,700 shares of Class A Preferred Stock of Orchid, par value $.001. With respect to the exercise of the Option for the Genomics Field, Orchid previously issued to Sarnoff 100,000 shares of Common Stock of Orchid, par value $.001 of Common Stock of Orchid.

                 (b) Subject to the performance by Orchid of its obligations under Sections 3.1(c) and 3.5, from and after the Closing Date of this Amendment, (i) Orchid and Sarnoff will have no further obligations to the other to conduct, continue or fund any research program in any field, including any Funded Research Program, and (ii) the Options to the HTS Field and the Cell-Based Assay Field are terminated and without further force and effect.

     (d) Sections 3.4, 3.5 and 3.6 are each deleted in their entirety and the following is inserted in the place of each such Section:

               3.4 The Parties agree that in consideration of the delivery of securities by Orchid to Sarnoff pursuant to Sections 3.1(c) and Section
         3.5 below, any and all royalty obligations (including any minimum payments) under the License Agreement, whether under the exclusive or non-exclusive licenses granted to Orchid thereunder and whether in the Orchid Field or any Option Field, are fully paid-up, and the licenses granted to Orchid under the License Agreement are royalty-free, as of the Closing Date of this Amendment.

               3.5 As additional consideration for Sarnoff granting Orchid a fully paid-up license under the License Agreement, Orchid will deliver to Sarnoff:

                     (i) 50,000 shares of Orchid common stock as a full, advance payment of any and all future royalties that may be owed to Sarnoff by Orchid with respect to royalty-bearing Products or Services marketed in the HTS Field or Cell-Based Assay Field under the non-exclusive license granted to Orchid by Sarnoff under the License Agreement; and

                     (ii) a warrant to purchase 75,000 shares of Orchid common stock as a full, advance payment of any and all other future obligations of Orchid to pay royalties to Sarnoff under the License Agreement, pursuant to a Warrant Agreement in the form attached as Exhibit A
                                                                     ---------
                           ("Warrant Agreement").

                 3.6 All payments and delivery of securities to be made by Orchid pursuant to Sections 3.1(c) and 3.5 above shall be made as of the Closing Date.

          3.4 (e) Sections 3.7, 3.8 and 3.10 are each deleted in their entirety and "Intentionally Omitted " is inserted in the place of each such Section.


4.  AMENDMENT TO DISCLOSURE OF LICENSED TECHNOLOGY.

          Section 5.2.4 of the License Agreement is amended as follows:

                 5.2.4. Sarnoff may, with respect to the Patent Rights, at any time, in its sole discretion decide that it desires to discontinue its responsibility for the prosecution or maintenance of a particular patent application or patent in one or more countries of Patent Rights which are Licensed Technology under Section 1.17(a), (b), (c),
           (d), (e) and (g). In such event, Sarnoff shall notify Orchid promptly in writing of its intention to discontinue responsibility for the prosecution or maintenance for such patent application or patent, and, in any event, shall give such notice at least sixty (60) days prior to the effective date of such proposed discontinuance in order to permit Orchid to determine whether it wishes to assume the responsibility therefor. Orchid shall have the right and option, but not the obligation, to assume responsibility for prosecution and maintenance of such patent or patent application which Sarnoff desires to discontinue. Orchid shall inform Sarnoff in writing of its decision to assume responsibility for prosecution and maintenance of such patent or patent application and Sarnoff shall execute and deliver such documents and take such actions as are reasonably necessary or appropriate to effect such assumption and transfer of responsibility in a timely and efficient manner. In the event Orchid exercises such right, such patent or patent application shall be assigned to Orchid and removed from operation of this Agreement; provided that, Sarnoff shall have a royalty free, non-exclusive, worldwide, right and license under such Licensed Technology with the right to sublicense, to develop, have developed, make, have made, use, have used, import, have imported, offer for sale, sell have sold or lease products and practice processes outside the Orchid Field and further provided that upon termination of this Agreement, such patents and patent applications shall be assigned to Sarnoff. However, if Sarnoff elects to use or sublicense a particular patent in a particular country assigned by Sarnoff to Orchid under this Section 5.2.4, then Sarnoff shall pay to Orchid one half of the out of pocket costs expended by Orchid in obtaining and maintaining the particular patent in the particular country.

5.  INFRINGEMENT.

        There are no modifications to Section 6 of the License Agreement.

6.  TERM.

        6.1  Section 7.1 of the License Agreement is amended to read as follows:

             This Agreement shall be effective as of the Effective Date and shall continue in full force and effect unless terminated by mutual agreement.

        6.2 Section 7.2 of the License Agreement is deleted in its entirety and "Intentionally Omitted" is inserted in its place.

8.  MISCELLANEOUS.

        8.1 (a) Except as amended or modified hereby, the License Agreement remains in full force and effect.

        8.2 (b) In the case of any conflict between the terms of this Amendment and the terms of the License Agreement, the terms of this Amendment will govern.

       IN WITNESS WHEREOF, the parties have executed this Amendment as of the Closing Date.


SARNOFF CORPORATION                 ORCHID BIOSCIENCES, INC.


By: /s/ William J. Burke            By: /s/ Donald R. Marvin
    ----------------------------        --------------------------
Name: William J. Burke              Name: Donald R. Marvin
Title: VP, Patents & Licensing      Title: SVP, COO and CFO

                                   Exhibit A

                              Licensed Technology

                                                                  Execution Copy
                                                                  --------------

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

                           ORCHID BIOSCIENCES, INC.

                       WARRANT TO PURCHASE COMMON STOCK

  This certifies that, for value received, Sarnoff Corporation (the "Holder") is
                                                                     ------
entitled to subscribe for and purchase up to Seventy Five Thousand (75,000) shares (subject to adjustment from time to time pursuant to the provisions of
Section 5 hereof) of fully paid and nonassessable Common Stock of Orchid BioSciences, Inc., a Delaware corporation (the "Company"), at the Warrant Price
                                                -------
(as defined in Section 2 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth.

  As used herein, the term "Common Stock" shall mean the Company's Common Stock,
                            ------------
$.001 par value per share, and any stock into or for which such Common Stock may hereafter be converted or exchanged.

     1.  Term of Warrant. The purchase or conversion right represented by this
         ---------------
         warrant (hereinafter the "Warrant") is exercisable, in whole or in part
                                   -------
         at any time during the period commencing on April 13, 2000 (the "Effective Date") and continuing until the fifth anniversary thereof.
          --------------

     2.  Warrant Price. The initial exercise price of this Warrant shall be
         -------------
         equal to the price per share of the Company's Common Stock in the Initial Public Offering, subject to adjustment from time to time pursuant to the provisions of Section 5 hereof (the "Warrant Price").
                                                              -------------
         If there is no Initial Public Offering on or prior to April 13, 2001, the Warrant Price shall be twelve dollars ($12.00) per share.

     3.  Method of Exercise or Conversion; Payment; Issuance of New Warrant.
         ------------------------------------------------------------------

          (a) Exercise.  Subject to Section 1 hereof, the purchase right
              --------
     represented by this Warrant may be exercised by the Holder hereof, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit 1 duly executed) at the principal office of
                             ---------
     the Company and (i) by the payment to the Company, by check or wire transfer, of an amount equal to the then applicable Warrant Price per share multiplied by the number of shares then being purchased; or (ii) by exercise of the Conversion Right under paragraph (b) below. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment (or exercise of the

     Conversion Right) made for such shares as aforesaid. In the event of any exercise of this Warrant and, in any event, certificates for the shares of stock so purchased shall be delivered promptly to the Holder hereof (and, in any event, within 15 days thereafter) and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued promptly to the Holder hereof (and, in any event, within fifteen (15) days).

          (b) Conversion.  Subject to Section 1 hereof, the Holder may convert
              ----------
     this Warrant (the "Conversion Right"), in whole or in part, into the number
                        ----------------
     of shares of Common Stock of the Company calculated pursuant to the following formula by surrendering this Warrant (with the notice of exercise form attached hereto as Exhibit 1 duly executed) at the principal office of
                             ------- -
     the Company specifying the number of shares of Common Stock of the Company, the rights to purchase which the Holder desires to convert:


                             X    =    Y (A - B)
                                       ---------
                                          A

     where:     X =  the number of shares of Common Stock to be issued to the
                     Holder;
                Y =  the number of shares of Common Stock subject to this
                     Warrant for which the Conversion Right is being exercised;
                A = the fair market value of one share of Common Stock; and B = the Warrant Price.

     As used herein, the fair market value of a share of Common Stock shall mean with respect to each share of Common Stock the closing price per share of the Company's Common Stock on the principal national securities exchange on which the Common Stock is then listed or admitted to trading or, if not then listed or admitted to trading on any such exchange, on the NASDAQ National Market System, or if not then listed or traded on any such exchange or system, the average of the bid and asked prices per share on NASDAQ Small-Cap Market or, if not then listed or traded, in the sole discretion of the Board of Directors of the Company, any other over-the-counter market, including the OTC Bulletin Board, which reports bid, asked and last sale prices and volume of sales, averaged over the 10 trading days consisting of the day as of which the current fair market value of Common Stock is being determined and the nine consecutive business days prior to such day. If at any time such quotations are not available, the current fair market value of a share of Common Stock shall be the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as reasonably determined in good faith by the Board of Directors of the Company, unless (i) the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the current fair market value of a share of Common Stock shall be deemed to be the value received by the holders of the Company's Common Stock for each share of Common Stock pursuant to the Company's acquisition; or (ii) the Holder shall exercise its Conversion Right to purchase such shares within 15 days prior to the closing date of the initial underwritten public offering of the Company's Common Stock pursuant to a registration statement filed under the Act, in which case, the fair market value of a share of Common Stock shall be the price per share at which all registered shares are sold to the public in such offering. The Company agrees that the shares so converted shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered as aforesaid. In the event of any conversion of this Warrant, certificates for the shares of stock so converted shall be delivered promptly to the holder hereof (and, in any event, within 15 days thereafter) and, unless this Warrant has been fully converted or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been converted, shall also be issued promptly to the holder hereof (and, in any event, within fifteen (15) days).

     4.  Stock Fully Paid; Reservation of Shares.  All Common Stock which may be
         ---------------------------------------
issued upon the exercise or conversion of this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to ensure that such shares of Common Stock will be issued without violation of any applicable law or regulation or of any requirements of any domestic securities exchange or quotation system upon which the Common Stock may be traded; provided, however, that the Company shall not be required to effect a registration under federal or state securities laws with respect to such exercise. The Company shall use its best efforts, on and after the date the Company shall file a registration statement covering the shares of Common Stock issued upon exercise of this Warrant, to list such shares upon any securities exchange or quotation system on which the Common Stock is traded.

     5.  Adjustment of Purchase Price and Number of Shares.  The kind of
         -------------------------------------------------
securities purchasable upon the exercise of this Warrant, the Warrant Price and the number of shares purchasable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events as follows:

          (a) Reclassification, Consolidation or Merger.  In case of any
              -----------------------------------------
     reclassification, recapitalization, reorganization or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation, other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant, or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall execute a new Warrant, providing that the Holder of this Warrant shall have the right to exercise such new Warrant and procure upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, recapitalization, reorganization, change, consolidation, or merger by a holder of one share of Common Stock. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. No consolidation or merger of the Company with or into another corporation referred to in the first sentence of this paragraph (a) shall be consummated unless the successor or purchasing corporation referred to above shall have agreed to issue a new Warrant as provided in this Section 5. The provisions of this subsection (a) shall similarly apply to successive reclassification, changes, consolidations, mergers and transfers.

          (b) Subdivision or Combination of Shares.  If the Company at any time
              ------------------------------------
     while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination.

          (c) Stock Dividends.  If the Company at any time while this Warrant is
              ---------------
     outstanding and unexpired shall pay a dividend with respect to Common Stock payable in, or make any other distribution with respect to Common Stock (except any distribution specifically provided for in the foregoing subparagraphs (b) or (c)) of, Common Stock, then the Warrant Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

          (d) Cash Dividends and Distributions.  If at any time or from time to
              --------------------------------
     time the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor, any cash, stock, other securities or property, the holder hereof shall, upon the exercise of this Warrant, receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of cash, stock, other securities and property which such holder would have received had he been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such cash, stock, other securities and property.

          (e) Adjustment of Number of Shares.  Upon each adjustment in the
              ------------------------------
     Warrant Price pursuant to any of Sections 5 (a) through (c), the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

     6.   Notice of Adjustments.  Whenever any Warrant Price shall be
          ---------------------
adjusted pursuant to Section 5 hereof, the Company shall prepare a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the Warrant Price after giving effect to such adjustment and the number of shares then purchasable upon exercise of this Warrant, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the holder of this Warrant at the address specified in
Section 11(d) hereof, or at such other address as may be provided to the Company in writing by the holder of this Warrant.

     7.   Fractional Shares.  No fractional shares of Common Stock will be
          -----------------
issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect.

     8.   Compliance with the Act.  The holder of this Warrant, by
          -----------------------
acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment for such holder's own account and not with a view toward distribution thereof, and that it will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof unless this Warrant has been registered under the Act and applicable state securities laws or registration under applicable state securities laws is not required and (ii) if reasonably requested by the Company, an opinion of counsel reasonably satisfactory to the Company is furnished to the Company to the effect that registration under the Act is not required.

     9.   Transfer and Exchange of Warrant.
          --------------------------------

          (a) Transfer. This Warrant may be transferred to or succeeded by any person; provided, however, that the Company is given written notice by the
             --------- -------
     transferee at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned.

          (b) Exchange.  Subject to compliance with the terms hereof, this
              --------
     Warrant and all rights hereunder are transferable, in whole or in part, at the office of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable; provided, that the last holder of this Warrant as
                        --------
     registered on the books of the Company may be treated by the

     Company and all persons dealing with this Warrant as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Warrant or to transfer hereof on the books of the Company, any notice to the contrary notwithstanding, unless and until such holder seeks to transfer registered ownership of this Warrant on the books of the Company and such transfer is effected.

     10.  Liquidating Dividends.  If the Company pays a dividend or makes a
          ---------------------
distribution on the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company will pay or distribute to the holder of this Warrant, upon the exercise hereof, in addition to the Common Stock purchased upon such exercise, the Liquidating Dividend which would have been paid to such holder if he had been the owner of record of such shares of Common Stock immediately prior to the date on which a record was taken for such Liquidating Dividend or, if no record was taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution were determined.

     11.  Miscellaneous.
          -------------

          (a) No Rights as Shareholder.  Except as provided in the Agreement, no
              ------------------------
     holder of the Warrant or Warrants shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant or Warrants shall have been exercised and the shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

          (b) Replacement.  On receipt of evidence reasonably satisfactory to
              -----------
     the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement, or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

          (c) Notice of Capital Changes.  In case:
              -------------------------

              (i) the Company shall declare any dividend or distribution payable to the holders of its Common Stock;

               (ii) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or business organization in which the holders of the Company's voting securities before the transaction beneficially own less than 50% of the voting securities of the surviving entity; or

               (iii) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

     then, in any one or more of said cases, the Company shall give the holder of this Warrant written notice, in the manner set forth in subparagraph (d) below, of the date on which a record shall be taken for such dividend, or distribution or for determining stockholders entitled to vote upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and of the date when any such transaction shall take place, as the case may be. Such written notice shall be given at least 30 days prior to the transaction in question and not less than 20 days prior to the record date in respect thereof.

          (d) Notice.  Any notice given to either party under this Warrant shall
              ------
     be in writing, and any notice hereunder shall be deemed to have been given upon the earlier of delivery thereof by hand delivery, by courier, or by standard form of telecommunication or three (3) business days after the mailing thereof if sent registered mail with postage prepaid, addressed to the Company at its principal executive offices and to the holder at its address set forth in the Company's books and records or at such other address as the holder may have provided to the Company in writing.

          (e) No Impairment.  The Company will not, by amendment of its
              -------------
     Certificate of Incorporation or through any reorganization, recapitalization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions in the Warrant.

          (f) Governing Law.  This Warrant shall be governed by and construed
              -------------
     under the laws of the State of Delaware.

          (g) Issue Tax.  The issuance of certificates for shares of Common
              ---------
     Stock upon the exercise of the Warrant shall be made without charge to the holder of the Warrant for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then holder of the Warrant being exercised.

          (h) Amendments and Waiver. Any term of this Warrant may be amended or
              ---------------------
     waived only with the written consent of the Company and by a majority in interest of the holders of outstanding Warrants of the Company issued under the Purchase Agreement (determined by reference to the number of shares underlying such Warrants). In the event that such required consent is obtained, such amendment or waiver shall be binding on the holder of this Warrant, the other Warrants and such holders' assigns. Any such waiver of a breach of any provision of this Warrant shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Warrant.

          (i) Automatic Conversion.  In the event that the holder of this
              --------------------
     Warrant has not exercised this Warrant or any portion hereof as of the expiration date hereof and on such date the Warrant Price is less than the fair market value of the Company's Common Stock, the holder of this Warrant shall be deemed to have exercised this Warrant in accordance with the Conversion Right under Section 3(b) as of the date of expiration of the Warrant.



IN WITNESS WHEREOF, this Warrant is executed as of this 13th day of April, 2000.


                                    Orchid BioSciences, Inc.



                                    By:
                                         ---------------------
                                         Donald R. Marvin
                                         Senior Vice President
                                         & Chief Operating Officer

                                                            EXHIBIT 1

                               NOTICE OF EXERCISE

TO:       ORCHID BIOSCIENCES, INC.

          1.    Check Box that Applies:

  __            The undersigned hereby elects to purchase _________ shares of
Common Stock of ORCHID BIOSCIENCES, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

  __            The undersigned hereby elects to convert the attached warrant into _________ shares of Common Stock of ORCHID BIOSCIENCES, INC. pursuant to the terms of the attached Warrant.

          2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                    -------------------------------------
                                   (Name)


                    -------------------------------------

                    -------------------------------------
                                  (Address)

         3. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.



                                           -------------------------------------
                                           Signature